UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 850 Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 850 Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566)

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness AtkinsonTM Funds
Semi-Annual Report

June 30, 2017

TABLE OF CONTENTS

5	Letter to Shareholders
7	Expense Example
9	Alternative Energy Fund
15	Asia Focus Fund
20	Asia Pacific Dividend Builder Fund
25	China & Hong Kong Fund
30	Dividend Builder Fund
36	Global Energy Fund
44	Global Innovators Fund
51	Renminbi Yuan & Bond Fund
55	Statements of Assets and Liabilities
57	Statements of Operations
59	Statements of Changes in Net Assets
62	Financial Highlights
71	Notes to Financial Statements
82	Additional Information
85	Privacy Notice
87	Guinness Atkinson Funds Information

Fund Performance

The table below provides total return data for each of the Funds over the one, three, five, ten-years and since inception periods through June 30, 2017. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2017.

Fund (inception date)	Year to Date	1-year	3-year	5-year	10-year	Since Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	9.16%	3.79%	-15.05%	2.40%	-14.53%	-11.58%	2.60% gross; 1.99% net†
Asia Focus Fund (April 29, 1996)	22.77%	28.11%	4.49%	5.03%	0.71%	3.07%	2.24% gross; 1.98% net†
Asia Pacific Dividend Builder Fund (March 31, 2006)	19.46%	21.95%	8.14%	8.97%	3.87%	6.02%	3.14% gross; 1.11% net†
China & Hong Kong Fund (June 30, 1994)	23.73%	33.40%	5.59%	6.41%	2.95%	7.15%	1.67%†
Dividend Builder Fund (March 30, 2012)	12.34%	14.47%	4.02%	11.07%	—	10.06%	2.11% gross; 0.70% net†
Global Energy Fund (June 30, 2004)	-15.20%	-6.32%	-19.28%	-2.86%	-2.29%	5.83%	1.53% gross; 1.45% net†
Global Innovators Fund Investor Class (December 15, 1998)	16.60%	30.77%	8.08%	17.13%	8.15%	7.63%	1.35% gross; 1.24% net†
Global Innovators Fund Institutional Class (December 31, 2015)	16.72%	31.08%	8.22%	17.22%	8.19%	7.65%	1.38% gross; 0.99% net†
Renminbi Yuan & Bond Fund (June 30, 2011)	4.54%	-0.08%	-1.03%	0.90%	—	0.82%	4.35% gross; 1.00% net†

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ended June 30, 2017.

Performance data shown for the Global Innovators Fund's Institutional Class shares (GINNX) prior to its launch date on December 31, 2015 uses performance data from the Global Innovators Fund's Investor Class shares (IWIRX).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com or calling 1-800-915-6565. The recent growth rate in the stock market has helped to produce short-term returns that are not typical. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Each of the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund imposes a 2.00% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

Expense ratios are from the most recent summary prospectus dated May 3, 2017 and are from the most recent audited financials (period ending December 31, 2016) at the time that prospectus was completed.

†All of the Guinness Atkinson Funds, except the China & Hong Kong Fund, have an expense cap in place and the advisor is contractually obligated to cap the Funds' total expenses through June 30, 2018.

Dear Guinness Atkinson Funds Shareholders,

You don't need us to tell you that the first half of 2017 has been pretty good; at least as far as the financial markets are concerned. Not surprisingly, this good fortune has been reflected in the returns of the Guinness Atkinson Funds. We'll refer readers to the adjacent table which shows the individual Fund returns for the period ended June 30, 2017. Some of the one-year returns are rather impressive, including the China & Hong Kong Fund with a total return of 33.40% and the Global Innovators (investor class) with a total return of 30.77%. We know that short term returns of this nature are uncommon and that not all time periods will be this great. But we do want to enjoy it while it lasts. Of course, it is these outlier time periods where investors make up for some of the bad times of low or even negative returns. This may be obvious but the point we're making is that it is extremely difficult to successfully time the market. Panicking – and redeeming – when the returns are low can mean missing out on outlier returns similar to what we've experienced of late. The good news is that in watching our inflows and outflows it appears that our investors understand this. We don't see wild swings in shareholder activity, which suggests to us that most of the Guinness Atkinson shareholders invest with a plan and patience.

We've written in the past about negative sentiment and how the markets (and economy and politics and sports, etc.) are extremely difficult to predict. These predictions have a great tendency to be negative – this despite the fact that the markets have long term upward bias. We won't belabor this point but we will remind readers that despite the bias toward negative sentiment, long term investing has generally been successful.

Speaking of long term, it is worth noting that a couple Guinness Atkinson Funds have double digit returns over the five-year period ended June 30, 2017. The Dividend Builder Fund, which had its five-year anniversary March 30, has returned 11.07% over the last five years. The Global Innovators (Investor Class shares) has returned an impressive 17.13% over that time frame. Our Alternative Energy Fund deserves a mention here. After some rather difficult years, this Fund is starting to see a change of fortunes. Year-to-date it has returned 9.16% and the one- and five-year returns are now positive. We know this Fund still has a lot of ground to make up, but it is encouraging to see some green where we previously saw only red. You can read more about the outlook for this Fund in the commentary adjacent to the Fund's financial data, but we believe the future for this sector is increasingly positive. Our optimism stems from the belief that sustainable energy is increasingly cost competitive with traditional energy without government subsidies.

Our investment team has provided a detailed commentary for each of the Guinness Atkinson Funds adjacent to each Fund's financial results.

As usual, we appreciate the confidence you have placed in us and our management team. Here's to hoping the second half of 2017 is as prosperous as the first.

We encourage you to visit gafunds.com for the latest news and announcements on the Guinness Atkinson Funds.

Sincerely,

Timothy Guinness	James Atkinson

Morningstar Ratings through June 30, 2017

Fund	Category	Overall	3-Year	5-Year	10-Year
Alternative Energy	Foreign Small/	1*	1*	1*	1*
	Mid Value	(54 funds)	(54 funds)	(43 funds)	(20 funds)
Asia Focus	Pacific/Asia	1*	2**	1*	1*
	ex-Japan	(67 funds)	(67 funds)	(53 funds)	(22 funds)
Asia Pacific Dividend	Pacific/Asia	3***	5*****	4****	2**
Builder	ex-Japan	(67 funds)	(67 funds)	(53 funds)	(22 funds)
China & Hong Kong	China Region	2**	3***	2**	2**
		(89 funds)	(89 funds)	(75 funds)	(41 funds)
Global Energy	Energy Equity	3***	3***	3***	3***
		(97 funds)	(97 funds)	(80 funds)	(67 funds)
Global Innovators	Large Blend	4****	3***	5*****	3***
		(1.223 funds)	(1,223 funds)	(1,080 funds)	(802 funds)
Renminbi Yuan &	Emerging Markets	5*****	5*****	5*****
Bond	Local Currency Bond	(81 funds)	(81 funds)	(64 funds)
Dividend Builder	World Large Stock	3***	3***	3***
		(714 funds)	(714 funds)	(590 funds)

Morningstar Ratings for the Global Innovators Fund shown were given to Investor Class shares.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets countries. Non-diversified Funds' assets may be concentrated in fewer individual holdings than diversified funds. Therefore, these Funds are more exposed to individual stock volatility than diversified funds. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. Investments in derivatives involve risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments focused on the energy sector may be exposed to greater risk than an investments diversified among various sectors.

Past performance is not a guarantee of future results. The Morningstar RatingTM for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

© 2017 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The views in this letter were as of June 30, 2017 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Funds' investment methodology and do not constitute investment advice.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period* (01/01/17 to 06/30/17)	Expense Ratios During Period* (01/01/17 to 06/30/17)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,091.60	$10.27	1.98	%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98	%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,227.70	$10.94	1.98	%†
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Actual	$1,000.00	$1,194.60	$6.04	1.11	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56	1.11	%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,237.30	$8.99	1.62%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.76	$8.10	1.62%
Guinness Atkinson Dividend Builder Fund Actual	$1,000.00	$1,123.40	$3.58	0.69	%†
Guinness Atkinson Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.69	%†
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$848.00	$6.69	1.46	%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.56	$7.30	1.46	%†
Guinness Atkinson Global Innovators Fund – Investor Class Actual	$1,000.00	$1,166.00	$6.66	1.24	%†
Guinness Atkinson Global Innovators Fund – Investor Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24	%†

GUINNESS ATKINSON FUNDS

	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period* (01/01/17 to 06/30/17)	Expense Ratios During Period* (01/01/17 to 06/30/17)
Guinness Atkinson Global Innovators Fund – Institutional Class Actual	$1,000.00	$1,167.20	$5.32	0.99	%†
Guinness Atkinson Global Innovators Fund – Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,045.40	$4.56	0.90	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90	%†

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND for the period ended June 30, 2017

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	9.16%	3.79%	-15.05%	2.40%	-14.53%
Benchmark Indices:
Wilderhill Clean Energy Index	18.29%	14.02%	-14.03%	0.01%	-14.03%
Wilderhill New Energy Global Innovation Index	14.30%	14.98%	-3.07%	11.56%	-5.56%

The Fund's gross expense ratio is 2.60% and net expense ratio is 1.99% per the Summary Prospectus dated May 3, 2017. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Fund had a strong start to 2017 and ended the first half of the year up 9.16%. Overall, the positive performance of the Fund on an absolute basis came from the Fund's solar holdings followed by wind and efficiency holdings. The solar sector is recovering from fears of oversupply last year as companies continue to reduce costs and demand for solar panels increases ahead of expectations. The Fund underperformed the Wilderhill Clean Energy (ECO) Index, which was up 18.29% for the first half of 2017. The underperformance reflected very strong index performance versus the sector funds and came mainly from a handful of specific stocks held by the index. The ECO Index includes Tesla (TSLA US), the electric vehicle company (not held for value reasons), and Universal Display Corporation (OLED US), a developer and manufacturing of organic light emitting diodes company (not within our universe), which have both had strong runs this year. The other two stocks that have contributed to strong index performance were Ballard Power and Plug Power, two fuel cell companies. The fuel cell stocks have recovered slightly from a long decline, but we do not see the long-term investment opportunity in fuel cells at the moment.

Our best performing position in the first half of 2017 was SunPower, the US-headquartered high-efficiency module manufacturer that is positioned well for strong US demand growth. The second-best performing position was China Suntien Green Power, a Chinese owner of wind generation assets, performed well as a result of lower levels of curtailment. Centrotec, the German specialist in efficient boiler solutions, performed well as expected boiler replacement orders came through. JinkoSolar, a solar industry company, performed well based on strong sales numbers and good cost control and likewise JA Solar, a solar development company, performed well after strong FY 2016 results.

The weakest positions in the portfolio included Cemig, a Brazilian power company, and Cosan, a holding company, both suffered from weak Brazilian equity markets caused by political uncertainty. Wasion, a leading supplier of Chinese smart measuring, smart power distribution & utilization and energy saving management company, has seen its largest customer cut orders and slow its product rollout. The restructuring of Concord New Energy, a wind and solar power company, has yet to be reflected in the company earnings, which have weighed on the share price. Good Energy, the UK-based green utility, has pulled back from historic highs as investors wait to see if Ecotricity progresses to making a full offer for the company after building a [25%] stake.

2.  Activity

We sold SolarEdge, a solar company, in the first quarter of 2017, due to fears of further price competition for inverters and replaced SolarEdge with Prysmian, an Italian cable manufacturing company with a global footprint. Prysmian is likely to benefit from the future necessary electricity grid upgrades and expansions globally, as well as the growing market for long-distance cables. We also added a position in Kingspan, an Irish insulation building materials producer.

The overall effect of these changes has been to increase the fund's exposure to larger capitalization companies with higher earnings visibility.

ALTERNATIVE ENERGY FUND

3.  Portfolio Position

The Fund's largest country exposures were to China, the United States, Italy, Germany, Canada, the United Kingdom and Brazil. With China contributing half of the annual installations of wind and solar, over three-quarters of solar manufacturing capacity and over half of wind turbine manufacturing capacity, investing in China is a key part of the current investment opportunity.

On a sector basis, the Fund has been weighted between a quarter and a third in the energy efficiency, solar and wind sectors. The companies in other sectors, such as hydro, biofuels and geothermal have more company specific investment rationales; rather than sector growth stories.

4.  Outlook

Sentiment around the alternative energy sector significantly improved over the first half of the year. As with last year, several tenders for power saw renewable energy undercut pricing for conventional fossil fuel plants. In emerging markets, India saw solar pricing inch lower than existing coal plants. In Germany, offshore wind farms to be built in 2024 forfeited per kWh subsidies in favour of the market electricity price. Although offshore wind installations in Germany have other support measures, including guaranteed and paid-for grid connections and a floor price of €0/kWh for up to six consecutive hours to protect from negative pricing, the achieved price of offshore wind has beaten most, if not all expectations. Once again, renewable energy technologies are showing that they are capable of producing electricity less expensively than fossil fuel resources in an increasing number of countries. We expect this trend to continue until renewables are competing against each other and not against fossil fuel power plants. This means that the market for renewables continues to increase and becomes less reliant on government support for growth.

Energy storage and electric vehicles have had a good year so far, with faster uptake and better progress on costs than previously expected. The Australian government has chosen Tesla to provide the largest battery project ever built for grid stabilisation in the southern area of the country. Elon Musk, Tesla's CEO, stated that if the storage plant were not finished within 100 days, Tesla would provide the plant at zero cost to the government. The plant is a testament to grid-scale electricity storage becoming profitable without subsidies. Electric vehicles are having a record year, with the majority of developed markets reaching an electric vehicle market share of over 1%. The 'sleeping giants', Germany and France, appear to have awakened and are seeing double and triple digit annual growth in electric vehicle sales. With battery prices decreasing, we also expect electric vehicles to hit price parity with internal combustion engine vehicles in the 2020s. The decrease in storage cost would also benefit the stationary storage market.

From a policy perspective, China's shift away from feed-in tariffs to renewable energy certificates has caused investor concerns as renewable energy certificates have shown lower price certainty in other markets. We believe the price uncertainty is likely to be lower than feared and that the improved receivables situation will support growth for companies exposed to this. Demand for solar installations in China continues to increase. In the first half of 2017, 24GW of solar installations were recorded in China by the National Energy Administration. This was higher than most analysts expected and is a new record. Demand for wind power in China remains stable. The second-largest single market for renewables is the United States, where the election of President Trump last year has caused concerns that about continued US support for renewables. The new US administration has announced that it is going to exit the Paris Climate Accord, but this has no impact on the existing renewable energy incentives in the United States. It appears that the Trump administration has no interest in removing the Investment Tax Credit and Production Tax Credit, the dominant support mechanisms for solar and wind projects.

Overall, alternative energy is transitioning towards a subsidy-free future, which should provide stability and higher earnings for companies in this space in the mid to long-term. This should allow company valuations to reflect that the alternative energy investment opportunity has matured to become more attractive from an investor perspective.

Edward Guinness	Samira Rudig-Sotomayor	August 2017

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

ALTERNATIVE ENERGY FUND

The Wilderhill Clean Energy Index (ECO) is a modified equal US dollar-weighted index of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. The Wilderhill New Energy Global Innovation Index (NEX) is a modified US dollar-weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. These indices are unmanaged, not available for investment and do not incur expenses.

GW – gigawatt

KWh – kilowatt-hour

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund's total annual operating expenses to 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through June 30, 2018. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2017
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	31
Portfolio Turnover:	11.7%
% of Stocks in Top 10:	37.2%
Fund Manager:
Edward Guinness
Top 10 Holdings (% of net assets)
Iniziative Bresciane - Inbre - SpA	4.3%	China Datang Corp. Renewable Power Co., Ltd. - H Shares	3.6%
SunPower Corp.	4.2%	CENTROTEC Sustainable AG	3.5%
JinkoSolar Holding Co., Ltd. - ADR	3.8%	Johnson Controls Inc.	3.5%
Canadian Solar Inc.	3.7%	First Solar Inc.	3.5%
Senvion S.A.	3.7%	Boralex Inc. - A Shares	3.4%
Industry Breakdown (% of net assets)
Efficiency	34.7%	Hydro	7.0%
Wind	26.9%	Geothermal	3.2%
Solar	23.9%	Biofuel	2.7%

SCHEDULE OF INVESTMENTS
at June 30, 2017 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 98.4%	Value
Biofuel: 2.7%
26,900	Cosan SA Industria e Comercio	$280,782
Efficiency: 34.7%
986,000	Boer Power Holdings	318,250
16,540	CENTROTEC Sustainable AG	363,844
8,302	Johnson Controls Inc.	359,975
9,530	Kingspan Group PLC	327,303
34,235	Nibe Industrier AB - B Shares	323,263
11,420	Prysmian SpA	335,867
27,570	Ricardo PLC	279,009
4,140	Schneider Electric SE	318,086
8,100	Sensata Technologies Holding*	346,032
374,000	Tianneng Power International	307,058
670,000	Wasion Group Holdings Ltd.	308,078
		3,586,765
Geothermal: 3.2%
5,659	Ormat Technologies Inc.	332,070
Hydro: 7.0%
114,304	Cia Energetica de Minas Gerais - ADR	274,330
22,448	Iniziative Bresciane - Inbre - SpA	448,170
		722,500
Solar: 23.9%
24,100	Canadian Solar Inc.*	383,672
692,400	China Singyes Solar Technologies Holdings Ltd.	289,998
9,000	First Solar Inc.*	358,920
44,800	JA Solar Holdings Co., Ltd. - ADR*	284,480
18,800	Jinkosolar Holdings Co., - ADR*	391,040
45,950	SunPower Corp. - Class B*	429,173
1,148,200	Xinyi Solar Holdings Ltd.	327,954
		2,465,237

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.4% (Continued)	Value
Wind: 26.9%
20,487	Boralex Inc. - Class A	$346,927
3,361,000	China Datang Corp. Renewable Power Co., Ltd. - H Shares	370,218
425,000	China Longyuan Power Group Corp. - H Shares	309,192
1,693,000	China Suntien Green Energy Corp. Ltd. - H Shares	305,750
6,950,000	Concord New Energy Group Ltd.	289,307
91,167	Good Energy Group PLC	258,261
914,000	Huaneng Renewables Corp. Ltd. - H Shares	282,133
607,763	Mytrah Energy Ltd.*	231,537
24,040	Senvion S.A.*	379,872
		2,773,197
	Total Common Stocks (cost $13,666,343)	10,160,551
	Total Investments in Securities (cost $13,666,343): 98.4%	10,160,551
	Other Assets less Liabilities: 1.6%	162,037
	Net Assets: 100.0%	$10,322,588

* Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA FOCUS FUND for the period ended June 30, 2017

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	22.77%	28.11%	4.49%	5.03%	0.71%
Benchmark Indices:
MSCI AC Far East ex-Japan Index	23.15%	28.13%	5.41%	8.22%	4.78%
S&P 500 Index	9.34%	17.89%	9.60%	14.60%	7.17%

The Fund's gross expense ratio is 2.24% and net expense ratio is 1.98% per the Summary Prospectus dated May 3, 2017. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund's total annual operating expenses to average daily net assets to 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through June 30, 2018. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were absorbed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2.00% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

In the first half of 2017, ending June 30, the Fund rose 22.77% compared to the MSCI AC Far East ex-Japan Index benchmark, which rose 23.15% over the same period. Asian markets have been very strong this year after a period of relative underperformance in the fourth quarter of last year following the US election. There are various reasons for the strong performance including: (1) improved profitability in Chinese heavy industry and the return of producer price inflation to positive territory after four years; (2) a recovery in commodities prices; (3) improving asset quality in China's banking sector; (4) reduced political risk associated with future US policies on trade; and (5) upward revisions to earnings estimates post-results.

Earnings revisions have been strong this year and within Asia, earnings are expected to rise most rapidly in Korea. Korea elected Moon Jae-in as president in May. He will be keen to boost fiscal spending and reform the dominant chaebols which should be supportive of higher economic growth, boost valuations and most importantly, lead to greater cash flow generation. Information technology has been the strongest performing sector in the region as earnings estimates have been upgraded for companies involved in the supply chain for smartphone components and semiconductors.

The performance of the Fund over the first half of the year was led by information technology stocks and consumer discretionary stocks. Catcher Technology, a manufacturer of smartphone casings, saw its share price lag last year as there were concerns that the new iPhone would move to glass casings. However, it turned out that Catcher's expertise was required to produce the metal frames required to support a glass case, leading to higher average selling prices for the company. Tencent and NetEase, both strong over the period, are examples of Chinese companies who dominate the online sphere in China – Tencent owns WeChat, a popular messaging application while NetEase produces online games.

Li & Fung, an investment holding company, was the weakest performer in the Fund as it continues to face headwinds to its business model. The US retail sector is struggling from the twin threats of overcapacity and online competitors that are feeding through to Li & Fung's order book. CNOOC, a producer of offshore crude oil and natural gas company, suffered as the oil price fell due to fears that the recovery in US shale oil production would lead to a supply glut in the market.

ASIA FOCUS FUND

2.  Portfolio Position

The Fund ended the period with a significant overweight position in Thailand and a significant underweight position in South Korea. The Fund also has no Indonesian holdings at present.

In the first quarter, we purchased a new position in Qualcomm and funded this by reducing the overweight positions in various stocks. Qualcomm makes chips, which are an integral part in smartphones. News of legal challenges to the company led to a fall in its share price, which provided an attractive entry opportunity.

3.  Outlook

We believe that Asian markets remain attractive compared to the US as they remain at discount to developed markets. China is tackling the buildup of leverage within its banking system by cleaning up its interbank market – a very encouraging development, as it reduces the chances of a problem in the banking system leading to shocks within the wider economy. More generally, Asian markets are seeing higher earnings revisions, and after years of underperforming developed markets, Asian markets could begin to outperform. The stocks in the Fund, which have shown a history of good returns on capital invested, should likely therefore benefit if the region as a whole meets these expectations.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex-Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2017
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	7.6%
% of Stocks in Top 10:	33.4%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Geely Automobile Holdings Ltd.	3.7%	Samsung Electronics Co., Ltd.	3.3%
AAC Technologies Holdings Inc.	3.6%	Largan Precision Co., Ltd.	3.2%
Sonic Healthcare Ltd.	3.4%	DBS Group Holdings Ltd.	3.2%
China Merchants Bank Co., Ltd. - H Shares	3.3%	Electricity Generating PCL/Foreign	3.2%
KT&G Corp.	3.3%	Novatek Microelectronics Corp.	3.2%
Industry Breakdown (% of net assets)
Commercial Banks	12.3%	Public Thoroughfares	3.0%
Semiconductor Componets - Integrated Circuits	9.0%	Optical Supplies	3.0%
Electric - Generation	6.1%	Real Estate Management/Service	2.9%
Auto/Truck Parts & Equipment	5.7%	Entertainment Software	2.9%
Auto-Cars/Light Trucks	3.7%	Oil Company - Exploration & Production	2.9%
Electronic Component Miscellaneous	3.6%	Building Products - Cement/Aggregates	2.9%
MRI/Medical Diagnostics Imaging	3.4%	Schools	2.9%
Tobacco	3.3%	Oil Components - Integrated	2.8%
Electronic Components - Semiconductor	3.2%	Computers	2.8%
Photo Equipment & Supplies	3.2%	Property/Casualty Insurance	2.8%
Building & Construction Production - Miscellaneous	3.1%	Real Estate Operations/Development	2.6%
Internet Application Software	3.1%	Distribution/Wholesale	2.1%
Metal Processors & Fabricators	3.0%	Machinery - General Industry	0.6%
Pharmaceuticals	3.0%

SCHEDULE OF INVESTMENTS
at June 30, 2017 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 99.9%	Value
Australia: 3.4%
31,990	Sonic Healthcare Ltd.	$595,510
China: 45.8%
50,000	AAC Technologies Holdings Inc.	625,044
144,500	Anhui Conch Cement Co., Ltd. - H Shares	502,491
610,000	China Construction Bank Corp. - H Shares	472,690
701,000	China Lesso Group Holdings Ltd.	538,716
189,000	China Merchants Bank Co., Ltd. - H Shares	570,090
533,500	China Minsheng Banking Corp. Ltd. - H Shares	532,308
463,000	CNOOC Ltd.	507,035
295,000	Geely Automobile Holdings Ltd.	636,290
762,000	Lenovo Group Ltd.	481,163
1,700	NetEase Inc. - ADR	511,071
7,100	New Oriental Education & Technology Group Inc.*	500,479
286,000	PICC Property & Casualty Co., Ltd. - H Shares	477,677
574,000	Shenzhen Expressway Co., Ltd. - H Shares	522,724
595,000	Sino Biopharmaceutical Ltd.	525,844
14,900	Tencent Holdings Ltd.	532,835
		7,936,457
Hong Kong: 2.7%
380,000	Chen Hsong Holdings	104,157
982,000	Li & Fung Ltd.	357,208
		461,365
Japan: 2.9%
26,300	Relo Holdings, Inc.	511,386
Singapore: 3.2%
36,379	DBS Group Holdings	548,030
South Korea: 12.2%
56,100	Hanon Systems	505,030
2,225	Hyundai Mobis Co., Ltd.	486,169
5,530	KT&G Corp.	565,494
271	Samsung Electronics Co., Ltd.	563,009
		2,119,702
Taiwan: 15.4%
44,000	Catcher Technology Co., Ltd.	525,772
3,500	Largan Precision Co., Ltd.	558,021
135,000	Novatek Microelectronics Corp.	545,858
2	Shin Zu Shing Co., Ltd.	6
25,000	St Shine Optical Co., Ltd.	522,682
75,000	Taiwan Semiconductor Manufacturing Co., Ltd.	514,053
		2,666,392

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.9% (Continued)	Value
Thailand: 11.5%
86,700	Electricity Generating PCL/Foreign	$546,182
219,200	Glow Energy PCL/Foreign	508,154
1,278,400	LPN Development PCL/Foreign	447,835
44,400	PTT PCL/Foreign	483,603
		1,985,774
United States: 2.8%
8,900	QUALCOMM Inc.	491,458
	Total Common Stocks (cost $12,637,339)	17,316,074
	Total Investments in Securities (cost $12,637,339): 99.9%	17,316,074
	Other Assets less Liabilities: 0.1%	17,046
	Net Assets: 100.0%	$17,333,120

* Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND for the period ended June 30, 2017

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	19.46%	21.95%	8.14%	8.97%	3.87%
Benchmark Indices:
MSCI AC Pacific ex-Japan Index	20.06%	26.27%	4.24%	8.05%	4.68%
S&P 500 Index	9.34%	17.89%	9.60%	14.60%	7.17%

The Fund's gross expense ratio is 3.14% and net expense ratio is 1.11% per the Summary Prospectus dated May 3, 2017. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2.00% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

In the first half of 2017, the Fund performed well, rising 19.46% in USD terms and capturing 0.97% of the gains in the MSCI AC Pacific ex-Japan Index. Over one year, the Fund is up 21.95% in USD terms compared to the MSCI AC Pacific ex-Japan Index, which rose 26.27%. This is in line with our expectations. Over the last three years, which include periods of market weakness most notably in 2015 and early 2016, the performance is very strong, with the Fund producing an annualized total return of 8.14% in USD, compared to 4.24% for the MSCI AC Pacific ex-Japan Index.

Over the past five years, the tendency has been for the Fund to capture most of the gains in strongly rising markets while offering greater downside hedging in weaker conditions. We believe this is key to producing performance growth over time; preserving prior gains when markets are weak.

We have positioned the Fund in those companies which we believe to be the best quality in the market. We define that quality in terms of their ability to convert competitive advantages into financial returns on capital that have been greater than the cost of that capital. We require these companies to have achieved this on a sustained basis for at least eight consecutive years. We think this is long enough to make it more probable that these advantages and the accompanying returns on capital have the potential to persist, making us more confident in judging whether the market is under-pricing the stock. The portfolio consists of 36 such names which are equally weighted.

On a sector basis within the portfolio, Industrials (where we hold one stock, Yanzijiang Shipbuilding, mentioned below) provided the largest contribution to the Fund's performance. Information Technology was also a strong performer, reflecting its position in the Fund's primary benchmark index, the MSCI AC Pacific ex-Japan Index, where it was the top performing sector in the period. Within Technology, Smartphones and Memory are two business areas that have been particularly bright. Other sectors in the portfolio that were strong were Consumer Staples, Real Estate and Financials. Weaker sectors were Telecommunication Services, Energy and Consumer Discretionary.

On a country basis, our holding in Japan (Relo Group) continued to perform well. Taiwan and China also generated impressive returns (again, these countries were among the best performing in the benchmark), followed by Singapore and Thailand. Weaker performers included our holdings domiciled in the US (one of which being Qualcomm, referred to below) and in Australia.

Looking at individual stocks, Catcher Technology (+73.05%), Yangzijiang Shipbuilding (+58.53%), Hon Hai Precision (+48.18%), Belle International (+40.33%) and Tisco Financial (+39.74%) were the best performing stocks in the portfolio. Catcher Technology and Hon Hai Precision benefited from strength across the technology sector. The two companies, both involved in the manufacture of the Apple iPhone, rose as market participants anticipated upgrades to the iPhone product range later this year. Yangzijiang Shipbuilding rebounded after announcing results that were not as bad as expected. Conditions in the shipbuilding market generally have also begun to improve.

ASIA PACIFIC DIVIDEND BUILDER FUND

The worst performers in the period were Li & Fung (-14.07%), Qualcomm (-13.67%), JB Hi-Fi (-7.91%), China Minsheng Banking (-4.36%) and China Mobile (+1.57%). Li & Fung has been struggling with the backdrop of poor global trade conditions for some time now. US retail, which accounts for several of the company's larger customers, has been notably weak. Qualcomm suffered a sharp fall in January, following the announcement of a lawsuit by Apple, one of the company's main customers. The lawsuit centres around the patent royalties paid by smartphone manufacturers that use Qualcomm's cellular communication technologies. JB Hi-Fi fell on fears of increased competition due to the expected arrival of Amazon in Australia. However, the falls should be seen in context of the strong contribution to performance from the stock in 2016.

2.  Portfolio Changes

We made no changes to the portfolio in the first six months of the year, other than usual periodic rebalancing.

3.  Portfolio Position

The portfolio is overweight in Thailand and Taiwan and underweight in Australia and South Korea. The fund currently has no direct exposure to Indonesia, Malaysia, the Philippines or New Zealand. On a sector basis, the Fund is overweight Consumer Discretionary, Real Estate, Health Care and Information Technology. The portfolio is underweight Materials, Industrials, Utilities, Financials, Consumer Staples, Telecommunication Services and Energy.

4.  Outlook

We continue to believe that Asia, along with Europe, is attractive compared to the US. US markets have remained buoyant, but imminent changes to corporate taxes in America or a rise in domestic infrastructure investment now look more distant, with a president who seems primarily engaged in defending his personal brand and tangling with journalists and TV presenters. We think that investors should be considering diversifying after a strong eight-year run and Asia, on a significant discount to developed markets, is one area to look. Quality, value, and dividends in the region all seem attractive.

We think that focusing on good quality companies – those with returns on invested capital that have only been achieved by a minority of companies worldwide – goes some way to mitigating the risks of investing overseas. Although there is the opportunity to invest in up to 75 or more companies, our portfolio discipline of keeping to 36 dividend-paying names that are undervalued is, we think, a sensible approach. Accordingly, our portfolio trades at a discount to Asian markets, which themselves trade at a discount to developed markets – a result of investors' neglect of the region, including the quality companies that can be found there.

Edmund Harriss

The Fund invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC Pacific ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment, and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit the Fund's total annual operating expenses to average daily net assets to 1.10% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through June 30, 2018. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were absorbed, subject to the applicable cap.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2017
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	36
Portfolio Turnover:	31.0%
% of Stocks in Top 10:	29.4%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)		Sector Breakdown (% of Investments)
AAC Technologies Holdings Inc.	3.2%	Sonic Healthcare Ltd.	2.9%
Catcher Technology Co., Ltd.	3.1%	St Shine Optical Co., Ltd.	2.9%
Largan Precision Co., Ltd.	3.0%	China Lilang Ltd.	2.8%
Hon Hai Precision Industry Co., Ltd.	3.0%	CapitaLand Mall Trust	2.8%
KT&G Corp.	2.9%	Industrial & Commercial Bank of China Ltd. H - Shares	2.8%
Industry Breakdown (% of net assets)
Commercial Banks	16.4%	Life/Health Insurance	2.8%
Electronic Component - Miscellaneous	8.7%	Distribution/Wholesale	2.8%
Semiconductor Components - Integrated Circuits	8.2%	Auto/Truck Parts & Equipment	2.8%
Retail - Apparel/Shoe	5.4%	Investment Management/Advisor Service	2.7%
REITS - Shopping Centers	5.4%	Computers	2.7%
Metal Processors & Fabricators	3.1%	Cellular Telecommunications	2.7%
Photo Equipment & Supplies	3.0%	Oil Company - Integrated	2.7%
Tobacco	2.9%	Retail - Consumer Electronics	2.7%
MRI/Medical Diagnostics Imaging	2.9%	Retail - Jewelry	2.6%
Optical Supplies	2.8%	Shipbuilding	2.6%
Diversified Financial Services	2.8%	REITS - Diversified	2.6%
Textile - Products	2.8%	Real Estate Management/Service	2.5%
Real Estate Operations/Development	2.8%

SCHEDULE OF INVESTMENTS
at June 30, 2017 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 99.4%	Value
Australia: 8.3%
4,836	Henderson Group PLC	$161,316
8,667	JB Hi-Fi Ltd.	155,678
9,016	Sonic Healthcare Ltd.	167,837
		484,831
China: 24.8%
15,000	AAC Technologies Holdings Inc.	187,513
193,000	Belle International Holdings Ltd.	152,275
207,000	China Construction Bank Corp. - H Shares	160,405
250,000	China Lilang Ltd.	166,508
51,000	China Merchants Bank Co., Ltd. - H Shares	153,834
152,400	China Minsheng Banking Corp. Ltd. - H Shares	152,059
15,000	China Mobile Ltd.	159,175
246,000	Industrial & Commercial Bank of China Ltd. - H Shares	166,049
176,300	Yangzijiang Shipbuilding Holdings Ltd.	152,386
		1,450,204
Hong Kong: 13.5%
34,000	BOC Hong Kong Holdings Ltd.	162,652
449,000	Li & Fung Ltd.	163,326
19,500	Link REIT/The	148,358
45,000	Luk Fook Holdings International Ltd.	153,892
142,000	Pacific Textiles Holdings Ltd.	163,872
		792,100
Japan: 2.5%
7,500	Relo Holdings Inc.	145,832
Singapore: 8.2%
80,100	Ascendas Real Estate Investment Trust - REIT	151,851
116,000	CapitaMall Trust - REIT	166,406
10,764	DBS Group Holdings	162,154
		480,411
South Korea: 5.7%
18,100	Hanon Systems	162,942
1,650	KT&G Corp.	168,728
		331,670
Taiwan: 20.1%
17,000	Asustek Computer Inc.	160,667
15,000	Catcher Technology Co., Ltd.	179,241
45,147	Hon Hai Precision Industry Co., Ltd.	173,642
1,100	Largan Precision Co., Ltd.	175,378
40,000	Novatek Microelectronics Corp.	161,736
8,000	St Shine Optical Co., Ltd.	167,258
23,000	Taiwan Semiconductor Manufacturing Co., Ltd.	157,643
		1,175,565

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.4% (Continued)	Value
Thailand: 10.8%
58,800	Delta Electronics Thailand PCL/Foreign	$150,159
467,300	LPN Development PCL/Foreign	163,700
14,300	PTT PCL/Foreign	155,755
73,800	Tisco Financial Group PCL/Foreign	165,110
		634,724
United States: 5.5%
2,100	Aflac Inc.	163,128
2,900	QUALCOMM Inc.	160,138
		323,266
	Total Common Stocks (cost $4,973,674)	5,818,603
	Total Investments in Securities (cost $4,973,674): 99.4%	5,818,603
	Other Assets less Liabilities: 0.6%	36,605
	Net Assets: 100.0%	$5,855,208

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND for the period ended June 30, 2017

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	23.73%	33.40%	5.59%	6.41%	2.95%
Benchmark Indices:
Hang Seng Composite Index	19.27%	28.26%	6.79%	9.42%	4.60%
S&P 500 Index	9.34%	17.89%	9.60%	14.60%	7.17%

The Fund's expense ratio is 1.67% per the Summary Prospectus dated May 3, 2017. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2.00% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

At the end of the first half of the year, the Fund was up 23.73% compared to the Hang Seng Composite Index, which was up 19.27%.

The leading sectors this year have been consumer discretionary, healthcare, technology (especially) and materials. Performance has been led by China internet services in particular. The portfolio has exposure across these sectors through banks, cement, cars and retail through to technology and shipbuilding. We have had strong performers in all these areas which tap into the many themes playing out in China, whether it be stabilizing financial conditions, stronger economic growth in China, improving regional conditions or increased Chinese consumer spending on higher wage growth. The underlying common theme to the stocks in the portfolio is that they have long track records of higher than average profitability, even through the harder times of 2010 – 2015, which we believe makes them higher quality and less risky companies in which to invest.

Economic indicators show the macroeconomic environment in China is robust. The Chinese economy continues to grow, with first quarter Gross Domestic Product (GDP) growth of 6.9% and second quarter growth expected to come in at 6.8%. The continued strength of the economy has allowed policymakers to tackle the buildup of wholesale funding within the banking system. This problem is concentrated in smaller and medium sized banks which have increased their reliance on the interbank market. This results in a maturity mismatch; where a bank's liabilities are mostly due in the short-term whereas its assets are more illiquid, long-term holdings. This drive to deleverage the banking sector in China is reassuring to see, as we think it reduces the chances of a liquidity crisis within the banking system.

In June, MSCI announced the inclusion of 222 A-shares into its Emerging Market (EM) Index. These A-shares are those that are available on the Shanghai and Shenzhen stock exchanges through the Hong Kong Stock Connect schemes. Initially, the Index will only include 5% of the freely traded portion of these A-shares, but in the next few years, this percentage will probably increase. We think this is a very positive step which was followed just after the quarter-end by a new scheme to enable easier access to China's bond markets. Greater integration with the global financial system, we think, is very important for China's ongoing efforts to move toward a market-driven consumer economy.

2.  Activity

During the six months ended June 30, 2017, we sold the position in the db x-trackers CSI300 UCITS ETF and bought Qualcomm which designs the technology used in cell phones and derives over 50% of its revenues from China. We have made no other changes to the portfolio during the period.

CHINA & HONG KONG FUND

3.  Outlook

Though the macroeconomic data in China is strong, we expect GDP growth to have peaked. This is not a controversial view and policymakers have used this period of economic strength to tackle the buildup of leverage within the banking system. As the US raises interest rates, the pressure on China to follow (to maintain stability of the renminbi) will. Tighter monetary policy will reduce economic growth as interest expenses increase and this is extremely important in the debt-dependent Chinese economy. As the economy slows down, expectations will need to also adjust downwards and this may lead to some shocks within the economy. This is one of the reasons why policymakers are doubling down on efforts to control leverage within the banking system, not the entire economy – because the interbank market is one of the few bottlenecks which can turn a relatively small shock into a major macroeconomic shock feeding through to the wider economy. Corporate debt has been high for nearly a decade but because most corporate debt is owed to state-owned banks, the debt can be rolled over and so the transmission mechanism does not currently exist. The interbank market is the key source of risk and we expect the current efforts to clean up the market to continue.

The Fund has invested in companies which have shown a history of returns well above the cost of capital. Most of these companies managed to earn a return above the cost of capital during the financial crisis and we believe they are well equipped to face whatever shocks the future will bring. We believe that China will continue to grow, but the structure of its economy will change, slowly becoming less dependent on debt. The upcoming years will belong to the consumer and innovative private firms, not the state-owned enterprises or heavy industrials that used to dominate the economy. The Fund's process aims to invest in quality stocks that may offer downside hedging but allow it to take part in the next phase of the Chinese economy.

Edmund Harriss

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange. The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2017
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	9.5%
% of Stocks in Top 10:	33.4%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Belle International Holdings Ltd.	3.6%	Ping An Insurance Group Company of China Ltd. - H Shares	3.2%
Geely Automobile Holdings Ltd.	3.6%	Sino Biopharmaceutical Ltd.	3.2%
Galaxy Entertainment Group Ltd.	3.5%	Weichai Power Co., Ltd. - H Shares	3.2%
AAC Technologies Holdings Inc.	3.4%	Haier Electronics Group Co., Ltd.	3.2%
China Merchants Bank Co., Ltd. - H Shares	3.3%	BOC Hong Kong Holdings Ltd.	3.2%
Industry Breakdown (% of net assets)
Commercial Banks	15.4%	Internet Application Software	2.9%
Retail - Apparel/Shoe	6.6%	Public Thoroughfares	2.9%
Electronic Component - Miscellaneous	6.6%	Industrial Automation	2.9%
Insurance	6.2%	Internet Content - Entertainment	2.9%
Building Products	5.9%	Real Estate Operations/Development	2.9%
Auto - Cars/Light Trucks	3.6%	Computers	2.9%
Casino Hotels	3.5%	Schools	2.9%
Auto/Truck Parts & Equipment	3.2%	Semicon Compo - Intg Circu	2.8%
Pharmaceuticals	3.2%	Cellular Telecommunications	2.8%
Appliances	3.2%	Oil Company - Exploration & Production	2.7%
Computers Integrated Systems	3.2%	Shipbuilding	1.4%
Telecommunication Equipment	3.1%	Machinery - General Industries	1.0%
Textile - Products	2.9%

SCHEDULE OF INVESTMENTS
at June 30, 2017 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 97.6%	Value
Appliances: 3.2%
838,000	Haier Electronics Group Co., Ltd.	$2,178,868
Auto/Truck Parts & Equipment: 3.2%
2,496,480	Weichai Power Co., Ltd. - H Shares	2,187,132
Auto – Cars/Light Trucks: 3.6%
1,135,000	Geely Automobile Holdings Ltd.	2,448,098
Building Products: 5.9%
590,500	Anhui Conch Cement Co., Ltd. - H Shares	2,053,433
2,610,000	China Lesso Group Holdings Ltd.	2,005,776
		4,059,209
Casino Hotels: 3.5%
399,000	Galaxy Entertainment Group Ltd.	2,422,379
Cellular Telecommunications: 2.8%
181,500	China Mobile Ltd.	1,926,016
Commercial Banks: 15.4%
455,000	BOC Hong Kong Holdings Ltd.	2,176,671
2,661,670	China Construction Bank Corp. - H Shares	2,062,530
746,500	China Merchants Bank Co., Ltd. - H Shares	2,251,705
2,034,500	China Minsheng Banking Corp., Ltd.	2,029,953
2,960,330	Industrial & Commercial Bank of China Ltd. - H Shares	1,998,212
		10,519,071
Computers: 2.9%
3,122,000	Lenovo Group Ltd.	1,971,381
Computers Integrated Systems: 3.2%
3,369,000	PAX Global Technologies	2,161,870
Electronic Component – Miscellaneous: 6.6%
187,000	AAC Technologies Holdings Inc.	2,337,665
7,190,000	Tongda Group Holdings Ltd.	2,145,733
		4,483,398
Industrial Automation: 2.9%
120,900	Hollysys Automation Technologies Ltd.	2,008,149
Insurance: 6.2%
1,224,000	PICC Property & Casualty Co., Ltd. - H Shares	2,044,324
336,000	Ping An Insurance Group Company of China Ltd. - H Shares	2,214,193
		4,258,517
Internet Application Software: 2.9%
56,100	Tencent Holdings Ltd.	2,006,176

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 97.6% (Continued)	Value
Internet Content – Entertainment: 2.9%
6,575	NetEase Inc. - ADR	$1,976,642
Machinery – General Industries: 1.0%
2,430,000	Chen Hsong Holdings	666,056
Oil Company – Exploration & Production: 2.7%
1,688,000	CNOOC Ltd.	1,848,542
Pharmaceuticals: 3.2%
2,479,000	Sino Biopharmaceutical Ltd.	2,190,869
Public Thoroughfares: 2.9%
2,200,000	Shenzhen Expressway Co., Ltd. - H Shares	2,003,471
Real Estate Operations/Development: 2.9%
676,000	China Overseas Land & Investments Ltd.	1,978,444
Retail – Apparel/Shoe: 6.6%
3,161,000	Belle International Holdings Ltd.	2,493,997
3,044,000	China Lilang Ltd.	2,027,397
		4,521,394
Schools: 2.9%
27,900	New Oriental Education & Technology Group Inc.*	1,966,671
Semiconductor Component – Integrated Circut: 2.8%
35,200	QUALCOMM Inc.	1,943,744
Shipbuilding: 1.4%
1,145,800	Yangzijiang Shipbuilding Holdings Ltd.	990,377
Telecommunication Equipment: 3.1%
131,900	VTech Holdings Ltd.	2,089,803
Textile – Products: 2.9%
1,742,000	Pacific Textiles Holdings Ltd.	2,010,313
	Total Common Stocks (cost $51,164,216)	66,816,590
	Total Investments in Securities (cost $51,164,216): 97.6%	66,816,590
	Other Assets less Liabilities: 2.4%	1,633,864
	Net Assets: 100.0%	$68,450,454

* Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON DIVIDEND BUILDER FUND for the period ended June 30, 2017

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	Since Inception (March 30, 2012)
Fund	12.34%	14.47%	4.02%	11.07%	10.06%
Benchmark Index:
MSCI World Index	11.01%	18.89%	5.87%	12.05%	10.39%

The Fund's gross expense ratio is 2.11% and net expense ratio is 0.70% per the Summary Prospectus dated May 3, 2017. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

Over the period (January 1, 2017 to June 30, 2017), the Fund was up 12.34%, versus the MSCI World Index, which was up 11.01%. The Fund therefore outperformed the Index by 1.33% over the first half of 2017.

The year started in the wake of political uncertainty caused by the UK voting to leave the EU and the election of Donald Trump to be President of the United States. Riding the wave of populist sentiment, political pundits and the markets alike turned their eyes to the upcoming elections in Europe. These uncertainties have largely been set aside with the Netherlands and France voting in candidates deemed the status quo by the markets. The markets rallied greatly in the first quarter from the expectation that President Trump would implement swift action on his campaign promises: trade, tax reform, infrastructure spending, immigration, and healthcare. As the first half of the year progressed, it became clear there were many obstacles in the way that would delay such promises, if they were to happen at all. Even as the "Trump Trade" turned into the "Trump Fade," sentiment has been positive, buoyed by strong earnings seasons in America. March ended a strong quarter for global markets, with Europe rallying towards the end. Developed market equities all performed well (S&P500 +6.06%, FTSE100 +5.33%, Euro STOXX +8.48%, all in USD) but still lagged emerging market equities (MSCI EM +11.45%, in USD) and Asian equities (MSCI Asia-Pac ex Japan +13.36%, in USD), which both recovered after weaker performance in late 2016 following the US election.

In the first quarter of 2017, the Fund was up 5.95% (in USD), versus the MSCI World Index up 6.53%.

In the second quarter, President Trump came to the end of his first 100 days in office. Of the ambitious list of goals in his "100-day action plan" last October, some have been achieved but a greater number have not. Despite elections, cyber-attacks, terrorist attacks and a deepening crisis relating to the Trump-Russian election interference allegations, the worldwide financial markets on the whole rallied throughout the second quarter. France decisively voted for Emmanuel Macron in the presidential elections, beating Marine Le Pen, to become the youngest leader of France since Napoleon. This was largely expected by pollsters, financial markets and the betting markets alike. Across the Atlantic, the "Trump Fade" was in full swing, with further delays to President Trump's promised changes. The US dollar has given up all the gains made after the election, as hopes of Trump rapidly passing policies that would benefit the US economy have largely receded.

In the second quarter of 2017, the Fund was up 6.02% (in USD), versus the MSCI World Index up 4.19%.

The first half of 2017 has seen a growing optimism for the world economy amidst a political climate that has turned out to be less fractious than initially feared. Equity markets have been described as "climbing a wall of worry" with a backdrop of surprisingly low volatility. The technology sector has been the strongest over the first half of the year, despite coming under more recent pressure amid concerns about valuations, and suggestions that the sector is "over-owned." Our underweight position here did not help the portfolio, though we maintain a valuation discipline and look to avoid chasing the crowd into momentum stocks when markets are bullish. Our lack of energy stocks fared us well as the sector has suffered from falling oil prices amid concerns that a global supply glut looks to persist; being underweight financials also benefitted the portfolio over the last six months, despite a

DIVIDEND BUILDER FUND

recent rally in the anticipation of rising interest rates. Further, overweight positions in healthcare and consumer staples boded well for the Fund, possibly as a result of defensive sectors bouncing back as bond yields began to move sideways, rather than downwards, as has been the case for much of early 2017. Value stocks could also stand to benefit further from a rising rate and yield environment.

2.  Activity

In the first half of the year, we made two changes to the companies held in the portfolio. In the first quarter, we sold our positions in HR Block, a global consumer tax services provider company, and bought a new position in Novo Nordisk, a global healthcare company. In the second quarter, we sold our positions in TOTAL, an oil and gas company, and bought a new position in ANTA Sports, one of the leading sportswear companies in China.

3.  Portfolio Position

PERs at 6/30/2017	2017e	2018e
Fund	16.6	15.4
MSCI World Index	17.2	15.6
Fund premium/(discount)	-3%	-1%

The portfolio on June 30, 2017, by our calculations, had a PER of 16.6x (2017 expected earnings) versus the MSCI World Index at 17.2x (2017). This means the Fund traded on a discount (of over 3%) compared to the broad market.

The table below shows the sector allocation of the Fund at the end of the period. The largest weighting is to the industrials sector at 20.1%. The Fund continues to have a zero weighting to utilities, materials and real estate.

Sector allocation as % NAV	Current 6/30/2017
Consumer Discretionary	9%
Consumer Staples	19%
Energy	2%
Financials	14%
Health Care	20%
Industrials	20%
Information Technology	8%
Materials	0%
Telecommunication Services	3%
Utilities	0%
Real Estate	0%
Cash	5%
Total	100%

4.  Dividend

The Fund paid a dividend of $0.08 per share for the quarter ended March 31, 2017 and $0.15 per share for the quarter ended June 30, 2017.

5.  Outlook

We see time and again that companies who have demonstrated their ability to earn significantly above cost of capital returns on investment for long periods are well placed to weather whatever economic environments they find themselves in. This ability to

DIVIDEND BUILDER FUND

generate economic profits also allows these companies to continue to grow, albeit at potentially more moderate rates. This is usually well rewarded when market sentiment turns and investors begin to monitor cash flows and earnings results more closely than they might have when markets were rallying. We would argue that in today's world, this type of approach of focusing on value, business quality, and dividends, with investments diversified across the globe remains a sensible way to invest in equities.

The Fund, at the end of the quarter, was trading on 16.6x 2017 expected price to earnings, and 15.4x 2018 expected price to earnings; a discount of 3.2% and 1.1%, respectively to the broad market. We therefore see the portfolio as providing good value to our investors on these simple metrics. With interest rates set to rise and heighted geopolitical uncertainty expected around the globe, our perpetual approach of focusing on the quality of the underlying companies we own should stand us in good stead in our search for rising income streams and long term capital growth.

Matthew Page	Ian Mortimer	July 2017

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index is unmanaged and is not available for investment, and does not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The Advisor has contractually agreed to reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.68% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through June 30, 2018. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were absorbed, subject to the applicable cap.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2017
GUINNESS ATKINSON DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	8.7%
% of Stocks in Top 10:	29.8%
Fund Managers:
Dr. Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
Teva Pharmaceutical Industries Ltd. ADR	3.2%	Eaton Corp. PLC	3.0%
Illinois Tool Works Inc.	3.0%	BAE Systems PLC	2.9%
Vodacom Group Ltd.	3.0%	AbbVie Inc.	2.9%
Sonic Healthcare Ltd.	3.0%	NEX Group PLC	2.9%
Danone SA	3.0%	Johnson & Johnson	2.9%
Industry Breakdown (% of net assets)
Pharmaceuticals	17.1%	Aerospace/Defense - Equipment	2.8%
Diversified Manufactured Operations	6.0%	Applications Software	2.8%
Aerospace/Defense	5.8%	Retail - Discount	2.7%
Finance - Other Services	5.5%	Human Resources	2.7%
Cosmetics & Toiletries	5.3%	Enterprise Software/Service	2.7%
Tobacco	5.2%	Apparel Manufacturers	2.7%
Cellular Telecommunication	3.0%	Beverages - Non-alcoholic	2.7%
MRI/Medical Diagnostics Imaging	3.0%	Toys	2.6%
Food - Miscellaneous/Diversified	3.0%	Networking Products	2.6%
Finance - Investment Banker/Broker	3.0%	Oil Company - Integrated	2.4%
Power Conversion/Supply Equipment	2.8%	Advertising Agencies	2.4%
Life/Health Insurance	2.8%	Retail - Apparel/Shoe	1.6%
Insurance Brokers	2.8%

SCHEDULE OF INVESTMENTS
at June 30, 2017 (Unaudited)

GUINNESS ATKINSON DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 96.0%	Value
Australia: 3.0%
14,130	Sonic Healthcare Ltd.	$263,037
China: 1.6%
43,000	ANTA Sports Products Ltd.	142,095
Denmark: 2.8%
5,650	Novo Nordisk A/S	241,956
France: 5.8%
3,480	Danone SA	261,574
3,190	Schneider Electric SE	245,096
		506,670
Germany: 2.8%
2,280	Deutsche Boerse AG	240,671
Israel: 3.2%
8,400	Teva Pharmaceutical Industries Ltd. - ADR	279,048
Japan: 2.6%
6,300	Japan Tobacco Inc.	221,081
Netherlands: 5.1%
4,030	Randstad Holding NV	235,299
7,960	Royal Dutch Shell PLC - Class A	211,241
		446,540
South Africa: 3.1%
21,080	Vodacom Group Ltd.	264,690
Switzerland: 2.5%
850	Roche Holding AG	216,467
United Kingdom: 13.6%
30,740	BAE Systems PLC	253,636
5,110	Imperial Tobacco Group PLC	229,516
30,932	NEX Group PLC	251,595
4,390	Unilever PLC	237,573
9,880	WPP PLC	207,693
		1,180,013

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 96.0% (Continued)	Value
United States: 49.9%
3,480	AbbVie Inc.	$252,335
3,120	Aflac Inc.	242,362
4,220	Arthur J Gallagher & Co.	241,595
6,810	CA Inc.	234,741
7,160	Cisco Systems Inc.	224,108
1,900	CME Group Inc.	237,956
5,240	Coca-Cola Co/The	235,014
3,350	Eaton Corp. PLC	260,730
1,260	General Dynamics Corp.	249,606
1,840	Illinois Tool Works Inc.	263,580
1,890	Johnson & Johnson	250,028
10,500	Mattel Inc.	226,065
3,810	Merck & Co., Inc.	244,183
3,470	Microsoft Corp.	239,187
2,590	Procter & Gamble Co/The	225,718
1,970	United Technologies Corp.	240,557
4,080	VF Corp.	235,008
3,140	Wal-Mart Stores Inc.	237,635
		4,340,408
	Total Common Stocks (cost $6,963,060)	8,342,676
	Total Investments in Securities (cost $6,963,060): 96.0%	8,342,676
	Other Assets less Liabilities: 4.0%	350,404
	Net Assets: 100.0%	$8,693,080

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND for the period ended June 30, 2017

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-15.20%	-6.32%	-19.28%	-2.86%	-2.29%
Benchmark Indices:
MSCI World Energy Index	-9.30%	-0.84%	-11.08%	0.40%	-0.24%
S&P 500 Index	9.34%	17.89%	9.60%	14.60%	7.17%

The Fund's gross expense ratio is 1.53% and net expense ratio is 1.45% per the Summary Prospectus dated May 3, 2017. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Global Energy Fund, in the first six months of 2017, produced a total return of -15.2%. This compares to the price return of the MSCI World Energy Index of -9.3%. The Fund was also behind the broad US market, which was up over the period, as exemplified by the S&P 500 Index's total return of 9.3%.

2.  Activity

In February, we sold our position in Exxon and purchased a position in Enbridge.

Exxon, the world's largest oil & gas super-major, had provided excellent defensive characteristics for the Fund since we purchased it in 2011. However, we believe that there are now better growth options elsewhere in the sector. Enbridge is a dual Canadian/US listed midstream company, which has recently merged with gas pipeline specialist, Spectra Energy, to form North America's largest midstream operation. With the growth of onshore oil and gas production expected in the US and Canada over the next five years, we believe Enbridge is well placed to execute its pipeline expansion plans, which offer meaningful upside to shareholders.

In June, we sold our holding in Carrizo Oil & Gas and switched into a holding in Oasis Petroleum. Both Carrizo and Oasis are US oil shale-focused companies, Carrizo operating primarily in the Eagleford basin and Oasis Petroleum operating primarily in the Bakken basin. Both companies have executed on production growth plans relatively well over the last twelve months, but we perceived a better opportunity in Oasis in terms of the depth of its inventory and improving cost base, relative to the current valuation of each stock. We expect Oasis has an opportunity to perform a little better than Carrizo, therefore, at lower oil prices, whilst maintaining as good leverage to a recovering oil price.

3.  Portfolio Position

The Fund, at June 30, 2017 was on an average price to earnings ratio (P/E) versus the S&P 500 Index, as shown in the following table:

	2010		2011		2012		2013		2014		2015		2016		2017
Fund P/E	7.7		6.8		7.0		7.7		8.5		18.9		31.4		21.3
S&P 500 P/E	28.9		25.1		25.0		22.6		21.3		24.1		22.8		18.9
Premium (+) / Discount (-)	-73%		-73%		-72%		-66%		-60%		-22%		38%		13%
Average oil price (WTI $)	$79.5/	bbl	$95/	bbl	$94/	bbl	$98/	bbl	$100/	bbl	$48/	bbl	$43/	bbl

Source: Standard and Poor's; Guinness Atkinson Asset Management

The Brent spot oil price, a key driver of earnings and sentiment in the sector, fell from around $55/bl to $48/bl, whilst the West Texas Intermediate (WTI) oil price fell from $55/bl to $46/bl. There was optimism at the start of the year that Organization of the Petroleum Exporting Countries (OPEC) production cuts would translate into a significant tightening of the oil market. However, whilst OPEC have complied well with the cuts, a series of temporary factors, including higher OPEC exports from oil in storage,

GLOBAL ENERGY FUND

recovering supply from Libya and Nigeria (both within OPEC but exempt from the cuts) and slightly weaker demand growth, combined to keep oil in Organisation for Economic Co-operation and Development (OECD) inventories at elevated levels. In addition, it became apparent that the return to growth in the US shale oil sector would likely come at a faster rate than previously expected, as efficiency gains offset cost inflation.

We also saw weakness in US natural gas, the price falling over the first half of the year from $3.68/mcf to $2.94/mcf. The gas market has been in fundamental undersupply, but a warm 2016/17 winter, combined with the return of associated gas growth (a by-product of shale oil), combined to depress the price.

Within the portfolio, the strongest performers were generally companies with exposure to refining (OMV +50.3%; Valero +0.8%). Globally, refining margins held up well over the period, with particular strength in Europe. Our small positions in the solar sector (Sunpower +41.3%; JA Solar +33.4%) also outperformed, rebounding after a weak 2016.

US and European 'supermajor' oil and gas companies held in the portfolio also performed relatively well (Royal Dutch Shell +0.1%; Total -1.3%; BP -5.2%), beneficiaries of their integrated business model (losses in the upstream being offset by gains in the downstream), plus a growing demonstration that they can adapt their operations to sustain dividends at lower oil prices.

The weaker performers in the portfolio were generally oil and gas price levered large-cap energy companies, with particular weakness from US exploration and production companies (QEP -45.1%; Newfield -29.7%; Hess -28.8%). As a group, US producers suffered from falling commodity prices and in some cases, deterioration in well results, especially QEP.

The underperformance that the Fund experienced versus its benchmark during the period can largely be attributed to the benchmark's high weighting in the oil and gas supermajors (c.50%), which proved to be a relative safe haven when compared to the Exploration & Production (E&P) and service sectors.

The sector and geographic weightings of the portfolio at June 30, 2017 and December 31, 2016 were as follows:

Sector Breakdown (%)

	June 30, 2017	December 31, 2016
Integrated Oil & Gas	43.5	45.8
Oil & Gas Exploration & Production	35.9	37.3
Oil & Gas Drilling	1.6	2.3
Oil & Gas Equipment & Services	8.1	8.9
Coal & Consumable Fuels	0.0	0.0
Oil & Gas Refining & Marketing	3.9	3.6
Oil & Gas Storage & Transportation	3.5	0.0
Solar	1.8	1.0
Cash	1.7	1.1
Total	100	100

GLOBAL ENERGY FUND

Geographic Breakdown (%)

	June 30, 2017	December 31, 2016
US	50.2	51.0
Canada	11.2	10.9
UK	8.4	7.9
Latin America, Hong Kong & Russia	10.2	10.6
Europe	18.0	18.2
Australia	0.4	0.3
Cash	1.6	1.1
Total	100	100

4.  Market Background & Outlook

A rocky start to 2017 has taken sentiment towards crude oil and energy equities back to early 2016 levels and the near term outlook for both looks complex. Bloated global oil inventories remain the root cause of the problem, but we see reasons for optimism that they will correct towards normal in the coming months.

Global inventories did not draw down due to a number of temporary factors, being:

•  OPEC 'surged' production ahead of the January 2017 quota cuts and it took some months for the market to digest this extra production. OPEC production in September-December 2016 averaged 33.8m b/day, almost 1m b/day higher than the 32.9m b/day delivered to that point in 2016.

•  Many OPEC countries also exported more oil than they produced in 1H 2017 by reducing above-ground inventories. On average, OPEC-13 oil exports were around 1.5mn b/d higher in 4Q 2016 than they had been earlier in the year and this flush of exports too time to arrive into OECD inventories.

•  Over the period, Libya and Nigeria (outside the OPEC quota system due to unrest) increased production by over 0.2m b/day each. Indications are that both countries were still continuing to ramp production further, something which OPEC is watching closely.

•  Global oil demand looked a little weak (seasonally) in the first quarter with 1Q global oil demand of 96.5m b/day, only 1m b/day higher than 1Q 2016. This seems to have been driven mostly by unseasonably warm weather, with expectations for the rest of the year on a stronger footing.

•  Decline in floating storage. As oil prices fell, the oil futures curve flattened, removing the incentive to hold crude oil in floating storage (which is not captured in OECD inventories). While difficult to quantify, we estimate around 50 million barrels of oil that was stored offshore has entered OECD oil and oil product inventories so far during 2017.

The US shale oil system has reacted with a large pick-up in activity. Between May 2016 and June 2017, the US oil oriented drilling rig count increased by 440 rigs to 756 rigs, marking the fastest ever post crisis recovery in drilling rig activity. Given that there is a time lag between oil price movement, drilling rig activity and production, we know that this activity will result in substantially higher levels of US onshore oil production. As of April 2017, the US onshore oil system is now delivering year over year production growth and monthly growth of around 75k b/day.

The fact that the US system has returned to growth or that it will continue to deliver growth is not a surprise to us, but we must admit at being surprised at the pace of the recovery. OPEC will have to manage the oil market (and their oil price expectations) in the knowledge that US shale oil growth is here to stay. The question still remains what oil prices are required to allow the US onshore system to deliver the oil production growth that will ultimately be required over the next few years. We have noted the following issues:

•  The US onshore system continues to get more efficient, particularly in the Permian basin. Oil recovered 'per lateral foot of well' has continued to increase and the signs are that it will increase again in 2017 and probably 2018. This is partly driven by

GLOBAL ENERGY FUND

structural improvements and partly as a result of high grading (drilling the best wells first) and is dominated by the new high activity levels in the Permian basin (which has the most prolific resources).

•  Drilling and completion activity has ramped sharply and there is now infrastructure, sand and labour shortages which are causing cost inflation. Cost inflation will eat into the economics of the E&P companies and their ability to deliver growth at lower oil prices.

•  The capital markets remain open for E&P activity. There have been limited signs of distress in the high yield debt markets and E&P companies are back to outspending their cash flows in the pursuit of production growth.

•  The ability for the US system to deliver growth will get tougher. At the moment, the base decline of total US oil production is low (as a result of the 18 month drilling hiatus); therefore, new wells can deliver absolute production growth rather than just offset underlying decline. As production builds up, the underlying decline rate will increase and more wells will be required to deliver a required amount of absolute production growth.

In the background, the non-OPEC ex-US sector has remained resilient as projects sanctioned in a $100 oil price environment continue to come into production. This will not last; we would expect to see the effects of lower capital expenditure be reflected in lower production from mid-2018. Typical non-OPEC ex-US project economics are improving and starting to compete for capital allocation decisions with the US onshore again. However, a limited number of new projects are being sanctioned today and those that are will not deliver new production until 2021 at the earliest.

OPEC is well aware of the production environment in the US and elsewhere in the non-OPEC world and must consider its options accordingly. We must remember that the successful initial public offering (IPO) of Saudi Aramco in 2018 is a material requirement of the de facto OPEC leader, Saudi Arabia, and will affect its choice of strategy for OPEC.

The next 12 months will remain volatile as US oil production grows, non-OPEC ex-US oil production remains relatively resilient and OPEC are required to take ownership of the market to control their interests. Given the growth in oil demand expected over this period, the quota cut to end March 2018 should be sufficient to bring inventories back to normal levels, although US production will still remain a key variable in defining this. Moreover, there is the increasing risk of production outages ahead since Libya and Nigeria have now essentially returned to the market and there is limited spare capacity elsewhere. Also, it does not appear that increasing political risks (Venezuela, North Korea and Qatar as examples) are being discounted in the current crude oil price.

It is likely that oil prices remain range bound during the next 18 months and we see a $45-60 range as plausible. If oil prices are too low, capital expenditure (capex) will fall and US growth will stagnate (leading to rising prices), while if prices are too high, we will see capex increases and the US will grow too fast (leading to lower prices). We are at the bottom of this price range currently and sentiment towards energy equities is currently very low.

With such contradictory events and with weaker oil prices, it is not surprising that energy equities have suffered in the first half of 2017. Sentiment remains very poor and, while oil prices may not be back at the low seen in February 2016, the relative valuation and sentiment towards energy equities appears to be back at those levels.

We analyse our universe of energy equities at $40, $50, $60 and $70 oil prices and calculate that an oil price of around $50/bl is baked into the valuation of our energy portfolio. With long dated oil prices around $56, we see room for some optimism but are still wary of near term price movements. If deflationary trends continue without OPEC guardianship and oil prices average $40/bl then there is further downside in energy equities. However, should long dated oil prices recover to the top of our near term range ($60/bl) and the market reflect that in energy equities, then there is over 30% upside in the portfolio.

From the perspective of energy companies operating in this market, for all the 'success' of US shale in its return to growth at current oil prices, there are virtually no producing companies generating a return that is above cost of capital, even in the prolific Permian basin. This gives us optimism that economic logic will eventually prevail in oil market, as it has done in previous cycles, leading to an oil price that does allow an economic return for participants. We see this closer to the long-run marginal cost of supply ($60-70/bl).

GLOBAL ENERGY FUND

Overall, the Fund continues to seek to be well placed to benefit from the oil and gas price environment described above and to enable investors to pursue benefits from the developing picture in energy markets described above. We cover the energy commodity Market Outlook in the Monthly Energy brief which will be tabled.

Tim Guinness		July 2017

Will Riley	Jonathan Waghorn

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and are not available for investment, and do not incur expenses.

MCF is an abbreviation denoting a thousand cubic feet of natural gas.

P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The Advisor has contractually agreed to reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through June 30, 2018. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were absorbed, subject to the applicable cap.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2017
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	39
Portfolio Turnover:	5.5%
% of Stocks in Top 10:	38.1%

Fund Managers:

Timothy W. N. Guinness
Will Riley
Jonathan Waghorn
Top 10 Holdings (% of net assets)
Valero Energy, Corp.	3.9%	Imperial Oil Ltd.	3.8%
TOTAL SA	3.9%	Statoil ASA	3.8%
Apache Corp.	3.9%	ConocoPhillips	3.8%
Chevron Corp.	3.8%	ENI SpA	3.7%
Suncor Energy, Inc.	3.8%	BP PLC	3.7%
Industry Breakdown (% of net assets)
Oil & Gas - Exploration & Production	40.8%	Oil & Gas - Pipelines and Transportation	3.5%
Oil & Gas - Integrated	39.9%	Energy - Alternate Sources	1.8%
Oil & Gas - Field Services	8.1%	Oil & Gas - Drilling	0.4%
Oil Refining & Marketing	3.9%	Machinery - General Industries	0.1%

SCHEDULE OF INVESTMENTS
at June 30, 2017 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 98.5%	Value
Energy — Alternate Sources: 1.8%
63,302	JA Solar Holdings Co., Ltd. - ADR*	$401,968
25,300	SunPower Corp.*	236,302
		638,270
Machinery — General Industries: 0.1%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares*	26,246
Oil & Gas — Drilling: 0.4%
4,183,812	Cluff Natural Resources PLC*	143,042
Oil & Gas — Exploration & Production: 40.8%
27,909	Apache Corp.	1,337,678
41,800	Canadian Natural Resources Ltd.	1,206,166
1,096,000	CNOOC Ltd.	1,200,238
29,500	ConocoPhillips	1,296,820
33,600	Devon Energy Corp.	1,074,192
988,710	EnQuest PLC*	408,859
27,543	Hess Corp.	1,208,311
575,230	JKX Oil & Gas PLC*	146,096
37,386	Newfield Exploration Co.*	1,064,006
41,070	Noble Energy Inc.	1,162,281
70,000	Oasis Petroleum Inc.*	563,500
21,100	Occidental Petroleum Corp.	1,263,257
46,199	Ophir Energy PLC*	51,297
50,500	QEP Resources Inc.*	510,050
1,890,000	Sino Gas & Energy Holdings Ltd.*	124,928
249,550	SOCO International PLC	379,469
252,040	Tullow Oil PlC*	494,702
30,297	Unit Corp.*	567,463
254,740	WesternZagros Resources Ltd.*	54,020
		14,113,333
Oil & Gas — Field Services: 8.1%
26,600	Halliburton Co.	1,136,086
93,880	Helix Energy Solutions Group, Inc.*	529,483
17,100	Schlumberger Ltd.	1,125,864
		2,791,433

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.5% (Continued)	Value
Oil & Gas — Integrated: 39.9%
222,050	BP PLC	$1,280,618
12,700	Chevron Corp.	1,324,991
85,780	ENI SpA	1,289,334
274,040	Gazprom OAO - ADR	1,084,650
44,801	Imperial Oil Ltd.	1,305,890
21,938	OMV AG	1,138,442
2,005,000	PetroChina Co., Ltd. - H Shares	1,227,533
44,310	Royal Dutch Shell PLC - Class A	1,175,893
78,650	Statoil ASA	1,303,807
44,876	Suncor Energy, Inc.	1,311,190
27,160	Total SA	1,342,736
		13,785,084
Oil & Gas — Pipelines and Transportation: 3.5%
30,600	Enbridge Inc.	1,218,186
Oil Refining & Marketing: 3.9%
20,069	Valero Energy, Corp.	1,353,855
	Total Common Stocks (cost $44,056,446)	34,069,449
	Total Investments in Securities (cost $44,056,446): 98.5%	34,069,449
	Other Assets less Liabilities: 1.5%	536,338
	Net Assets: 100.0%	$34,605,787

*  Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND for the period ended June 30, 2017

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund
Investor Class	16.60%	30.77%	8.08%	17.13%	8.15%
Institutional Class*	16.72%	31.08%	8.22%	17.22%	8.19%
Benchmark Indices:
MSCI World Index	11.01%	18.89%	5.87%	12.05%	4.60%
NASDAQ Composite Index	14.76%	28.39%	13.11%	17.47%	10.24%
S&P 500 Index	9.34%	17.89%	9.60%	14.60%	7.17%

* Institutional Class shares commenced operations on December 31, 2015. The performance figures for the Institutional Class shares include the performance of Investor Class shares for the periods prior to the inception date of the Institutional Class shares.

The Fund's gross and net expense ratios for Investor Class shares are 1.35% and 1.24%, respectively, and for Institutional Class shares, 1.38% and 0.99%, respectively, per the Summary Prospectus dated May 3, 2017. For the Fund's current six-month expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets of the Investor Class shares and Institutional Class shares will not exceed 1.24% and 0.99%, respectively (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions, and extraordinary expenses) through June 30, 2018. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were absorbed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

Over the period (January 1, 2017 to June 30, 2017) the Fund was up 16.60%, versus the MSCI World Index which was up 11.01%. The Fund therefore outperformed the Index by 5.59% over the first half of 2017.

The year started in the wake of political uncertainty caused by the UK voting to leave the EU and the election of Donald Trump to be President of the United States. Riding the wave of populist sentiment, political pundits and the markets alike turned their eyes to the upcoming elections in Europe. These uncertainties have largely been set aside, with the Netherlands and France voting in candidates deemed the status quo by the markets. The markets rallied greatly in the first quarter from the expectation that President Trump would implement swift action on his campaign promises: trade, tax reform, infrastructure spending, immigration, and healthcare. As the first half of the year progressed, it became clear there were many obstacles in the way that would delay such promises, if they were to happen at all. Even as the "Trump Trade" turned into the "Trump Fade," sentiment has been positive, buoyed by strong earnings seasons in America. March ended a strong quarter for global markets, with Europe rallying towards the end. Developed market equities all performed well (S&P500 +6.06%, FTSE100 +5.33%, Euro STOXX +8.48%, all in USD) but still lagged emerging market equities (MSCI EM +11.45%, in USD) and Asian equities (MSCI Asia-Pac ex Japan +13.36%, in USD), which both recovered after weaker performance in late 2016 following the US election.

In the first quarter of 2017, the Fund was up 9.28% (in USD), versus the MSCI World Index up 6.53%.

In the second quarter, President Trump came to the end of his first 100 days in office. Of the ambitious list of goals in his "100-day action plan" last October, some have been achieved but a greater number have not. Despite elections, cyber-attacks, terrorist

GLOBAL INNOVATORS FUND

attacks and a deepening crisis relating to the Trump-Russian election interference allegations, the worldwide financial markets on the whole rallied throughout the second quarter. France decisively voted for Emmanuel Macron in the presidential elections, beating Marine Le Pen, to become the youngest leader of France since Napoleon. This was largely expected by pollsters, financial markets and the betting markets alike. Across the Atlantic, the Trump fade was in full swing, with further delays to President Trump's promised changes. The US dollar has given up all the gains made after the election, as hopes of Trump rapidly passing policies that would benefit the US economy, have largely receded.

In the second quarter of 2017, the Fund was up 6.70% (in USD), versus the MSCI World Index up 4.19%.

The first half of 2017 has been one of many political uncertainties around the world. Even though some, such as Brexit and President Trump continue to progress and surprise, the elections in Europe have for now largely reduced uncertainty, with only Germany going to polls in September. Regardless, many market sectors rallied across the board, especially Information Technology. In terms of Fund performance, we saw robust performance from our overweight positions in Information Technology. Our underweight in Energy and Telecommunications contributed to our outperformance of the benchmark in both, the first quarter and second quarter of this year. Energy companies suffered further from low commodity prices throughout the first half of the year. The Fund has historically had a low exposure to this sector as it does not typically contain companies with the characteristics we seek; namely high and sustainable, or quickly growing return on capital. Our underweight positions in Health Care and Financial meant we did not take part in the late rally seen in June, but generally Financials underperformed when looking at the half year in total.

2.  Activity

In the first half of the year we made one change to the companies held in the portfolio. In the first quarter, we sold our positions in H&R Block and bought a new position in Catcher Technology.

3.  Portfolio Position

PERs at 6/30/2017	2017e	2018e
Fund	18.0	16.2
MSCI World Index	17.2	15.6
Fund premium/(discount)	5%	4%

The portfolio on June 30, 2017, by our calculations, had a PER of 18.0x (2017 expected earnings) versus the MSCI World Index at 17.2x (2017). This means the Fund traded on a small premium (of 5%) compared to the broad market.

The table below shows the sector allocation of the Fund at the end of the period. The largest weighting is to the information technology sector at 50.8%. This broad allocation can be split into software and services (18% of the portfolio as of 6/30/2017), technology hardware and equipment (17%), and semiconductors (16%) – which highlights that the Fund is not overly concentrated in one single part of the market. We continue to own no consumer staples, materials, telecoms, real estate or utilities companies.

GLOBAL INNOVATORS FUND

Sector Allocation as % NAV	Current 6/30/2017
Consumer Discretionary	9%
Consumer Staples	0%
Energy	3%
Financials	7%
Health Care	9%
Industrials	19%
Information Technology	51%
Materials	0%
Telecommunication Services	0%
Utilities	0%
Real Estate	0%
Cash	2%
Total	100%

4.  Outlook

We continue to apply a value-discipline to looking for growth companies whereby we look for some kind of margin of safety in the valuation of the company so if the growth we are expecting is not as strong as we would like, or the company suffers for a reason we could not necessarily foresee, then this can act as a buffer to the price paid. Typically, we look for companies that are trading on earnings multiples either (i) lower than the average multiple the company has traded on over the previous 10 years, (ii) lower than their peer group, or (iii) lower than the broad market. And despite the Fund's good performance in the first half of the year, the PE ratio still trades at only a small premium to the broad market. This approach has served us very well in the past and we believe, over the long term, this way of investing provides the best potential for outperforming the market without taking undue risks – but it can mean the Fund will underperform over shorter periods.

Overall, we continue to try and focus on companies that have the ability to generate decent returns on capital throughout a business cycle – quality, innovative companies that provide robust cash flows. We also remain on the lookout for companies that can grow revenues and market share in the medium term through innovative business practices and new products.

Ian Mortimer	Matthew Page	July 2017

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The approach of the Fund is not to provide access to the most innovative companies in the world but rather to look at companies using the 'prism' of innovation to highlight those we think might be winners in the future – and then only buy them if they are offering reasonable value compared to those future expectations. We are firm believers that innovative companies can outperform in the future and that a value discipline to stock selection will add meaningfully to that performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not

GLOBAL INNOVATORS FUND

on an exchange. The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and are not available for investment, and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings growth is not representative of the Fund's future performance.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2017
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	6.5%
% of Stocks in Top 10:	37.1%

Fund Managers:

Matthew Page
Dr. Ian Mortimer
Top 10 Holdings (% of net assets)
Samsung Electronics Co., Ltd.	3.9%	Cognizant Technology Solutions Corp. - A Shares	3.7%
PayPal Holdings Inc.	3.8%	AAC Technologies Holdings Inc.	3.7%
Catcher Technology Co., Ltd.	3.8%	Check Point Software Technologies Ltd.	3.6%
NVIDIA Corp.	3.8%	WisdomTree Investments Inc.	3.5%
Boeing Co.	3.8%	SAP SE	3.5%
Industry Breakdown (% of net assets)
Electronic Components - Semiconductor	14.0%	Finance - Other Services	3.4%
Diversified Manufacturing Operations	9.2%	Schools	3.2%
Computers	6.6%	Athletic Footwear	3.2%
Semiconductor	6.0%	Oil Company - Integrated	3.1%
Commercial Services	3.8%	Pharmaceuticals	3.1%
Metal Processors & Fabricators	3.8%	Power Conversion/Supply Equipment	3.1%
Aerospace/Defense	3.7%	Web Portals/ISP	3.1%
Electronic Components - Miscellaneous	3.7%	Cable/Satellite TV	3.0%
Application Software	3.5%	Industrial Automation/Robot	2.8%
Enterprise Software/Services	3.5%	Networking Products	2.8%
Investment Management/Advisor Service	3.5%	Medical - Biomedical	2.7%
Machinery	3.4%

SCHEDULE OF INVESTMENTS
at June 30, 2017 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 98.2%	Value
Aerospace/Defense: 3.7%
36,540	Boeing Co.	$7,225,785
Application Software: 3.5%
62,700	Check Point Software Technologies Ltd.*	6,839,316
Athletic Footwear: 3.2%
104,000	NIKE Inc.	6,136,000
Cable/Satellite TV: 3.0%
149,660	Comcast Corp. - Class A	5,824,767
Commercial Services: 3.8%
136,750	Paypal Holdings, Inc.*	7,339,372
Computers: 6.6%
107,780	Cognizant Technology Solutions Corp. - A Shares	7,156,592
306,710	Verifone Systems Inc.*	5,551,451
		12,708,043
Diversified Manufacturing Operations: 9.2%
66,520	Danaher Corp.	5,613,623
78,150	Eaton Corp. PLC	6,082,414
44,180	Siemens AG	6,072,889
		17,768,926
Electronic Components — Miscelanous: 3.7%
567,500	AAC Technologies Holdings Inc.	7,094,250
Electronic Components — Semiconductor: 14.0%
300,000	Infineon Technologies AG	6,333,798
173,930	Intel Corp.	5,868,398
50,085	NVIDIA Corp.	7,240,288
7,240	Samsung Electronics Co., Ltd. - GDR	7,493,400
		26,935,884
Enterprise Software/Services: 3.5%
64,020	SAP SE	6,686,870
Finance — Other Services: 3.4%
98,650	Intercontinental Exchange, Inc.	6,503,008
Industrial Automation/Robot: 2.8%
28,400	FANUC Corp.	5,467,900
Investment Management/Advisor Service: 3.5%
669,940	WisdomTree Investments Inc.	6,813,290
Machinery: 3.4%
28,190	Roper Industries, Inc.	6,526,831

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.2% (Continued)	Value
Medical — Biomedical: 2.7%
72,510	Gilead Sciences, Inc.	$5,132,258
Metal Processors & Fabricators: 3.8%
614,000	Catcher Technology Co., Ltd.	7,336,916
Networking Products: 2.8%
172,685	Cisco Systems Inc.	5,405,040
Oil Company — Integrated: 3.1%
90,920	Schlumberger Ltd.	5,986,173
Pharmaceuticals: 3.1%
107,700	Shire PLC	5,944,809
Power Conversion/Supply Equipment: 3.1%
77,210	Schneider Electric SE	5,932,237
Schools: 3.2%
87,500	New Oriental Education & Technology Group Inc.*	6,167,875
Semiconductor: 6.0%
137,610	Applied Materials Inc.	5,684,669
107,130	QUALCOMM Inc.	5,915,719
		11,600,388
Web Portals: 3.1%
6,490	Alphabet Inc. - A Shares*	6,033,623
	Total Common Stocks (cost $151,551,291)	189,409,561
	Total Investments in Securities (cost $151,551,291): 98.2%	189,409,561
	Other Assets less Liabilities: 1.8%	3,507,346
	Net Assets: 100.0%	$192,916,907

*  Non-income producing security.

GDR - Global Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND for the period ended June 30, 2017

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	Since Inception (06/30/11)
Fund	4.54%	-0.08%	-1.03%	0.90%	0.82%
Comparisons:
Hang Seng Markit iBoxx Offshore RMB Overall Bond Index	4.71%	1.35%	0.74%	2.39%	2.05%
RMB Cash Offshore (CNH)*	2.88%	-1.53%	-2.91%	-1.27%	-0.79%
RMB Cash Onshore (CNY)*	2.42%	-1.96%	-2.93%	-1.29%	-0.79%

* Net change in exchange rate versus U.S. dollar.

The Fund's gross expense ratio is 4.35% and net expense ratio is 1.00% per the Summary Prospectus dated May 3, 2017. For the Fund's current six-month expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2.00% redemption fee on the sales of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Fund rose 4.54% compared to the RMB Cash Offshore (CNH), which rose 2.88% against the dollar and the Hang Seng Markit iBoxx Offshore RMB Overall Index, which rose 4.71%.

Economic conditions are robust in China, with first quarter gross domestic product (GDP) growth of 6.9% and second quarter growth expected to come in at 6.8%. The continued strength of the economy has allowed policymakers to tackle the build-up of wholesale funding within the banking system. This problem is concentrated in smaller and medium sized banks which have increased their reliance on the interbank market. This results in a maturity mismatch where a bank's liabilities are mostly due in the short-term whereas its assets are more illiquid, long-term holdings. As we saw in the case of Northern Rock in the UK during the financial crisis, a banking crisis can quickly develop if wholesale markets dry up (Northern Rock's wholesale funding was worth 75% of its total funding, much higher than that of Chinese banks). To actually reduce the reliance on wholesale funding, the People's Bank of China (PBoC) raised money market rates twice, squeezing the lower quality banks with a lower set of returns. The PBoC has also made its Macro-Prudential Assessments stricter by including off-balance sheet assets and mortgage loans which will require additional capital to be set aside. Banks have responded by significantly reducing their credit growth to non-banking financial entities and so reducing their asset growth. The rest of the year may continue in the same vein with the banking regulator likely to include certificates of deposits in its calculations of interbank liabilities – with the potential to further reduce the risks in the banking system.

Given the healthy operating environment, pressure on the renminbi has visibly receded. The offshore rate strengthened by 2.8% from a low of 6.98 CNH to the dollar at the beginning of the year to 6.78 CNH to the dollar at the end of the period. Foreign exchange reserves, after falling for more than two years, have risen by $46bn so far this year. The rise in reserves is a product of two factors – the first is, given that the economy is growing steadily and major risks seemed to have withdrawn, the clamour to sell renminbi for dollars has noticeably quietened down. The second is that policymakers have done an effective job at closing the capital account. Measures have ranged from curbing the ability to channel funds out of the country through buying insurance products in Hong Kong, to curbing junket trips in Macau.

The offshore market remains quiet. Renminbi deposits in Hong Kong have stopped falling, though they have been flat for most of this year. Central government bond issuance in the first half of the year was at its lowest since 2011 and the associated yields were the highest they've been since the offshore market opened in 2009. The market continues to be dominated by Chinese and foreign financials.

RENMINBI YUAN & BOND FUND

2.  Portfolio Position

The portfolio is 59% invested in RMB-denominated bonds, with 38% held in renminbi cash. Government and supranational issuers account for 20% of the portfolio and 47% of the portfolio's bonds hold a credit rating of BBB or higher (using Standard & Poor's methodology). A further 12% of the portfolio is not rated. The Fund replaced a number of bonds that matured during the period. Our approach remains, as it has for the past five years, to focus on higher quality issues and to reduce risk.

3.  Outlook and Strategy

The Hong Kong China Bond Connect started in July, allowing offshore investors access to the domestic interbank market. Until the scheme opened, foreign investors could not access one of the largest bond markets in the world. Though in the short term, inflows into China are likely to be relatively small, in the long term they could be very significant. Conventional benchmarks are expected in the next few years to include domestic Chinese bonds. This may lead to significant inflows, further bolstering the capital account. Along with the inclusion of domestic Chinese equities into the MSCI Emerging Markets Index, the next five years are likely to see the demand for Chinese assets to increase considerably. This may lead to greater demand for the renminbi, potentially causing it to strengthen and increasing the total return opportunities available to foreign investors.

Edmund Harriss	July 2017

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The Hang Seng Markit iBoxx Offshore RMB Bond Overall Index is designed to track the performance of the offshore RMB bond market. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries.

Credit ratings are sourced from Standard & Poors (S&P), a Nationally Recognized Statistical Organization (NRSRO). The ratings represent the NSRSO's opinions as to the quality of the securities they rate. Ratings are relative and subjective, and are not absolute standards of quality. The Credit Quality Ratings reflected in this material are based on the S&P's assigned rating of AAA as the highest to D as the lowest credit quality rating for each debt security held by the Fund. Investment grade bonds are typically those that are rated from AAA to BBB- by S&P. The credit quality breakdown does not give effect to the impact of any derivative investments, including but not limited to futures, options, and swaps, made by the Fund. Not Rated refers to a security that is not rated by the S&P, but may be rated by other NSRSOs.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The Advisor has contractually agreed to reimburse Fund expenses in order to limit the Fund's total annual operating expenses to average daily net assets to 0.90% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through June 30, 2018. To the extent that the Advisor absorbs expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were absorbed, subject to the applicable cap.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2017
GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	13
Portfolio Turnover:	19.5%
% of Investments in Top 10:	52.7%

Fund Manager:

Edmund Harriss
Top 10 Holdings (% of net assets)
Lenovo Group Ltd., 4.950%, 6/10/20	6.0%	United Kingdom Government Int'l Bond, 2.700%, 10/21/17	5.9%
New World China Land, 5.500%, 2/06/18	6.0%	BP Capital Markets PLC, 3.650%, 2/28/19	5.8%
Shenzhen Qianhai Financial Holdings Co., Ltd., 4.550%, 10/28/17	5.9%	International Finance Corp., 3.100%, 9/24/19	4.2%
BOC Aviation Pte. Ltd., 4.500%, 11/20/18	5.9%	International Bank of Reconstruction & Development, 3.250%, 7/23/18	4.1%
Caterpillar Financial Service Corp., 3.400%, 11/25/17	5.9%	Global Logistic Properties Ltd., 4.000%, 5/11/18	3.0%
Industry Breakdown (% of net assets)
Supranational Bank	11.1%	Finance - Leasing Company	6.0%
Real Estate Operator/Developer	8.9%	Machinery	5.9%
Sovereign	8.8%	Oil Company - Integrated	5.8%
Computers	6.0%	Special Purpose Banks	0.4%
Finance - Diversified	6.0%

SCHEDULE OF INVESTMENTS
at June 30, 2017 (Unaudited)

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Principal Amount (CNH)	CORPORATE BONDS: 58.9%	Value
Computers: 6.0%
1,000,000	Lenovo Group Ltd., 4.950%, 06/10/20	$147,864
Finance – Diversified: 6.0%
1,000,000	Shenzhen Qianhai Financial Holdings Co., Ltd., 4.550%, 10/28/17	147,507
Finance – Leasing Company: 6.0%
1,000,000	BOC Aviation Pte. Ltd., 4.500%, 11/20/18	147,446
Machinery: 5.9%
1,000,000	Caterpillar Financial Services Corp., 3.400%, 11/25/17	146,743
Oil Company – Integrated: 5.8%
1,000,000	BP Capital Markets PLC, 3.650%, 02/28/19	145,032
Real Estate Operator/Developer: 8.9%
500,000	Global Logistic Properties Ltd., 4.000%, 5/11/18	73,190
1,000,000	New World China Land Ltd., 5.500%, 02/06/18	147,846
		221,036
Sovereign: 8.8%
500,000	China Government Bond, 3.020%, 06/27/18	73,240
1,000,000	United Kingdom Government Int'l Bond, 2.700%, 10/21/17	146,523
		219,763
Special Purpose Banks: 0.4%
80,000	Swedish Export Credit Corp., SEK, 2.500%, 9/25/17	11,715
Supranational Banks: 11.1%
500,000	Asian Development Bank, 2.850%,10/21/20	70,793
700,000	International Bank of Reconstruction & Development, 3.250%, 7/23/18	102,715
710,000	International Finance Corp., 3.100%, 9/24/19	103,351
		276,859
	Total Corporate Bonds (cost $1,574,940)	1,463,965
	Total Investments in Securities (cost $1,574,940): 58.9%	1,463,965
	China Yuan (Offshore): 37.5%	932,909
	Other Assets less Liabilities: 3.6%	88,095
	Net Assets: 100.0%	$2,484,969

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2017 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$13,666,343	$12,637,339	$4,973,674	$51,164,216
Investments in securities, at value	$10,160,551	$17,316,074	$5,818,603	$66,816,590
Cash	137,357	5,668	39,505	1,367,533
Cash denominated in foreign currency (cost of $12,263, $0, $0 and $0, respectively)	12,263	—	—	—
Receivables:
Fund shares sold	2,423	—	3,013	324
Dividends and interest	72,315	109,109	25,048	534,779
Due from Advisor, net	—	—	8,167	—
Prepaid expenses	11,050	11,314	9,926	15,951
Total assets	10,395,959	17,442,165	5,904,262	68,735,177
Liabilities
Payable for Fund shares redeemed	—	—	—	47,816
Due to Advisor, net	2,742	11,406	—	56,460
Accrued administration fees	700	1,396	451	3,790
Accrued shareholder servicing plan fees	1,941	2,381	536	6,383
Deferred trustees' compensation	43,650	70,069	31,394	143,059
Other accrued expenses	24,338	23,793	16,673	27,215
Total liabilities	73,371	109,045	49,054	284,723
Net Assets	$10,322,588	$17,333,120	$5,855,208	$68,450,454
Composition of Net Assets
Paid-in capital	$99,575,596	$12,061,045	$7,514,692	$47,996,853
Undistributed net investment income (loss)	52,228	51,275	(39,696)	504,692
Accumulated net realized gain (loss) on investments and foreign currency	(85,798,869)	541,753	(2,464,786)	4,294,698
Net unrealized appreciation (depreciation) on:
Investments	(3,505,792)	4,678,735	844,929	15,652,374
Foreign currency	(575)	312	69	1,837
Net Assets	$10,322,588	$17,333,120	$5,855,208	$68,450,454
Number of shares issued and outstanding (unlimited shares authorized, no par value)	3,763,278	910,736	369,671	2,898,487
Net asset value per share	$2.74	$19.03	$15.84	$23.62

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2017 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$6,963,060	$44,056,446	$151,551,291	$1,574,940
Investments in securities, at value	$8,342,676	$34,069,449	$189,409,561	$1,463,965
Cash	473,934	511,844	3,227,219	126,317
Cash denominated in foreign currency (cost of $184,886, $0, $47,491 and $925,064, respectively)	184,855	—	47,491	932,909
Receivables:
Fund shares sold	56,416	38,058	416,573	—
Dividends and interest	27,457	124,863	143,998	11,826
Due from Advisor, net	6,615	—	—	6,197
Prepaid expenses	9,746	15,249	41,579	12,308
Total assets	9,101,699	34,759,463	193,286,421	2,553,522
Liabilities
Currency Payable	183,829	—	—	—
Payable for Fund shares redeemed	1,000	24,736	91,176	—
Due to Advisor, net	—	11,568	107,555	—
Accrued administration fees	987	2,006	3,887	1,544
Accrued shareholder servicing plan fees	2,203	6,047	27,523	1,837
Deferred trustees' compensation	15,321	68,508	108,798	33,206
Other accrued expenses	205,279	40,811	30,575	31,966
Total liabilities	408,619	153,676	369,514	68,553
Net Assets	$8,693,080	$34,605,787	$192,916,907	$2,484,969
Composition of Net Assets
Paid-in capital	$7,952,963	$63,920,856	$153,697,202	$6,877,827
Undistributed net investment gain (loss)	(8,482)	166,530	529,368	(19,665)
Accumulated net realized gain (loss) on investments and foreign currency	(630,845)	(19,495,151)	828,771	(4,270,104)
Net unrealized appreciation (depreciation) on:
Investments	1,379,616	(9,986,997)	37,858,270	(110,975)
Foreign currency	(172)	549	3,296	7,886
Net Assets	$8,693,080	$34,605,787	$192,916,907	$2,484,969
Number of shares issued and outstanding (unlimited shares authorized, no par value)	513,600	1,752,618	—	216,415
Net asset value per share	$16.93	$19.75	—	$11.48
Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding			$158,860,036
Shares of beneficial interest issued and outstanding			3,989,201
Net asset value per share	—	—	$39.82	—
Institutional Class shares:
Net assets applicable to shares outstanding			$34,056,871
Shares of beneficial interest issued and outstanding			852,809
Net asset value per share	—	—	$39.93	—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2017 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Investment Income
Dividends*	$166,906	$285,266	$108,523	$901,542
Total income	166,906	285,266	108,523	901,542
Expenses
Advisory fees	50,694	82,680	29,881	319,502
Shareholder servicing plan fees	9,885	11,223	6,519	36,750
Transfer agent fees and expenses	16,861	16,099	10,873	30,830
Fund accounting fee and expenses	13,833	17,072	13,419	23,911
Administration fees	2,568	4,352	1,581	16,814
Custody fees and expenses	4,318	6,194	10,092	10,501
Audit fees	8,927	12,149	9,524	12,149
Legal fees	3,337	4,988	2,673	20,144
Registration fees	8,882	9,666	8,579	8,778
Printing	5,535	3,400	4,312	6,975
Trustees' fees and expenses	7,169	8,938	5,404	19,434
Insurance	567	793	412	3,095
CCO fees and expenses	3,817	4,198	3,591	7,371
Miscellaneous	966	1,070	841	1,493
Interest expense	72	189	381	1,036
Total expenses	137,431	183,011	108,082	518,783
Less: fees waived and expenses absorbed	(36,977)	(19,059)	(74,713)	—
Net expenses	100,454	163,952	33,369	518,783
Net investment income	66,452	121,314	75,154	382,759
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(718,954)	918,557	166,039	4,009,321
Foreign currency	(3,205)	1,565	(4,573)	(1,850)
	(722,159)	920,122	161,466	4,007,471
Net change in unrealized appreciation on:
Investments	1,549,156	2,343,187	902,087	9,062,662
Foreign currency	1,582	312	67	1,793
	1,550,738	2,343,499	902,154	9,064,455
Net realized and unrealized gain on investments and foreign currency	828,579	3,263,621	1,063,620	13,071,926
Net increase in Net Assets from Operations	$895,031	$3,384,935	$1,138,774	$13,454,685

* Net of foreign tax withheld of $10,534, $29,484, $8,386, and $52,950, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2017 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Investment Income
Dividends*	$149,245	$515,284	$1,687,731	$—
Interest	—	—	—	33,706
Total income	149,245	515,284	1,687,731	33,706
Expenses
Advisory fees	18,222	154,835	661,714	6,439
Shareholder servicing plan fees	9,142	44,088	—	949
Shareholder servicing plan fees – Investor Class	—	—	160,275	—
Transfer agent fees and expenses	9,386	20,346	—	7,852
Transfer agent fees and expenses – Investor Class	—	—	44,526	—
Transfer agent fees and expenses – Institutional Class	—	—	10,495	—
Fund accounting fee and expenses	13,456	20,616	50,310	10,213
Fund accounting fee and expenses – Institutional Class	—	—	1,726	—
Administration fees	2,045	10,896	42,424	616
Administration fees – Institutional Class	—	—	3,103	—
Custody fees and expenses	2,642	3,068	7,530	910
Audit fees	7,191	12,149	12,314	8,922
Legal fees	2,576	16,235	54,507	719
Registration fees	8,890	11,102	—	5,455
Registration fees – Investor Class	—	—	16,137	—
Registration fees – Institutional Class	—	—	3,944	—
Printing	2,969	9,609	22,245	1,526
Trustees' fees and expenses	5,698	13,187	29,159	4,934
Insurance	371	2,263	8,517	176
CCO fees and expenses	3,546	6,360	15,472	3,035
Miscellaneous	896	659	4,221	816
Interest expense	145	1,262	1,779	11
Total expenses	87,175	326,675	1,150,398	52,573
Less: fees waived and expenses absorbed	(59,479)	(26,584)	(90,833)	(42,021)
Net expenses	27,696	300,091	1,059,565	10,552
Net investment income	121,549	215,193	628,166	23,154
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	29,564	(1,226,034)	975,894	(30,423)
Foreign currency	1,413	(10,564)	13,917	(2,821)
	30,977	(1,236,598)	989,811	(33,244)
Net change in unrealized appreciation (depreciation) on:
Investments	793,395	(5,868,975)	25,308,895	96,773
Foreign currency	(256)	20,656	4,708	19,829
	793,139	(5,848,319)	25,313,603	116,602
Net realized and unrealized gain (loss) on investments and foreign currency	824,226	(7,084,829)	26,303,414	83,358
Net increase (decrease) in Net Assets from Operations	$945,775	$(6,869,636)	$26,931,580	$106,512

* Net of foreign tax withheld of $8,893, $65,834, $54,647, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Builder Fund
	Six Months Ended June 30, 2017†	Year Ended December 31, 2016	Six Months Ended June 30, 2017†	Year Ended December 31, 2016	Six Months Ended June 30, 2017†	Year Ended December 31, 2016
Increase/(decrease) in net assets from:
Operations
Net investment income	$66,452	$28,091	$121,314	$157,059	$75,154	$228,377
Net realized gain (loss) on:
Investments	(718,954)	(4,731,050)	918,557	158,834	166,039	146,925
Foreign currency	(3,205)	(421)	1,565	255	(4,573)	1,749
Net change in unrealized appreciation on:
Investments	1,549,156	2,427,077	2,343,187	1,060,950	902,087	242,907
Foreign currency	1,582	268	312	6,413	67	34
Net increase from payments by affiliates	—	16,892	—	—	—	—
Net increase (decrease) in net assets resulting from operations	895,031	(2,259,143)	3,384,935	1,383,511	1,138,774	619,992
Distributions to Shareholders
From net investment income	—	—	—	(220,064)	(73,587)	(275,566)
From net realized gains	—	—	—	—	—	—
Total distributions to shareholders	—	—	—	(220,064)	(73,587)	(275,566)
Capital Transactions
Proceeds from shares sold	809,116	2,674,272	379,274	2,311,768	2,275,164	4,637,194
Reinvestment of distributions	—	—	—	206,751	70,055	268,159
Cost of shares repurchased	(1,580,354)	(3,860,574)	(1,889,591)	(3,564,108)	(6,064,199)	(3,998,933)
Redemption fee proceeds	—	—	4,756	—	4,531	79
Net change in net assets from capital transactions	(771,238)	(1,186,302)	(1,505,561)	(1,045,589)	(3,714,449)	906,499
Total increase (decrease) in net assets	123,793	(3,445,445)	1,879,374	117,858	(2,649,262)	1,250,925
Net Assets
Beginning of period	10,198,795	13,644,240	15,453,746	15,335,888	8,504,470	7,253,545
End of period	$10,322,588	$10,198,795	$17,333,120	$15,453,746	$5,855,208	$8,504,470
Accumulated net investment income (loss)	$52,228	$(14,224)	$51,275	$(70,039)	$(39,696)	$(41,263)
Capital Share Activity
Shares sold	301,944	1,014,743	20,798	142,434	152,785	347,491
Shares issued on reinvestment	—	—	—	13,425	4,483	19,675
Shares redeemed	(597,767)	(1,455,485)	(106,913)	(223,714)	(420,749)	(300,932)
Net increase (decrease) in shares outstanding	(295,823)	(440,742)	(86,115)	(67,855)	(263,481)	66,234

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Dividend Builder Fund		Global Energy Fund
	Six Months Ended June 30, 2017†	Year Ended December 31, 2016	Six Months Ended June 30, 2017†	Year Ended December 31, 2016	Six Months Ended June 30, 2017†	Year Ended December 31, 2016
Increase/(decrease) in net assets from:
Operations
Net investment income	$382,759	$1,028,650	$121,549	$280,824	$215,193	$547,256
Net realized gain (loss) on:
Investments	4,009,321	2,482,644	29,564	(287,213)	(1,226,034)	(7,741,460)
Foreign currency	(1,850)	(2,564)	1,523	(572)	(10,476)	(5,087)
Net change in unrealized appreciation (depreciation) on:
Investments	9,062,662	(1,858,849)	793,395	684,004	(5,868,975)	18,546,570
Foreign currency	1,793	44	(256)	237	20,656	3,381
Net increase from payments by affiliates	—	—	—	203	—	—
Net increase (decrease) in net assets resulting from operations	13,454,685	1,649,925	945,665	677,483	(6,869,724)	11,350,660
Distributions to Shareholders
From net investment income	—	(821,167)	(116,122)	(283,880)	—	(550,143)
From net realized gains	—	(2,195,417)	—	—	—	—
Total distributions to shareholders	—	(3,016,584)	(116,122)	(283,880)	—	(550,143)
Capital Transactions
Proceeds from shares sold	1,227,131	2,088,158	1,062,017	3,405,113	3,829,340	7,508,389
Reinvestment of distributions	—	2,902,054	115,587	283,141	—	535,273
Cost of shares repurchased	(4,479,519)	(11,299,138)	(1,093,325)	(7,266,459)	(11,335,638)	(13,905,696)
Redemption fee proceeds	4,649	113	—	—	—	4
Net change in net assets from capital transactions	(3,247,739)	(6,308,813)	84,279	(3,578,205)	(7,506,298)	(5,862,030)
Total increase (decrease) in net assets	10,206,946	(7,675,472)	913,822	(3,184,602)	(14,376,022)	4,938,487
Net Assets
Beginning of period	58,243,508	65,918,980	7,779,258	10,963,860	48,981,809	44,043,322
End of period	$68,450,454	$58,243,508	$8,693,080	$7,779,258	$34,605,787	$48,981,809
Accumulated net investment income (loss)	$504,692	$121,933	$(8,482)	$(13,909)	$166,530	$(48,663)
Capital Share Activity
Shares sold	54,626	105,382	65,526	226,414	178,116	386,227
Shares issued on reinvestment	—	146,254	6,957	18,533	—	22,895
Shares redeemed	(206,481)	(580,920)	(68,059)	(478,994)	(528,845)	(680,991)
Net increase (decrease) in shares outstanding	(151,855)	(329,284)	4,424	(234,047)	(350,729)	(271,869)

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund		Renminbi Yuan & Bond Fund
	Six Months Ended June 30, 2017†	Year Ended December 31, 2016	Six Months Ended June 30, 2017†	Year Ended December 31, 2016
Increase/(decrease) in net assets from:
Operations
Net investment income	$628,166	$1,322,823	$23,154	$71,245
Net realized gain (loss) on:
Investments	975,894	(44,840)	(30,423)	(536,055)
Foreign currency	13,917	27,081	(2,821)	(57,718)
Net change in unrealized appreciation (depreciation) on:
Investments	25,308,895	12,832,823	96,773	346,323
Foreign currency	4,708	(1,412)	19,829	10,260
Net increase (decrease) in net assets resulting from operations	26,931,580	14,136,475	106,512	(165,945)
Distributions to Shareholders
From net investment income:
Investor Class	—	(1,221,587)	—	—
Institutional Class	—	(259,179)	—	—
From net investment income	—	—	(10,496)	—
Return of capital	—	—	—	(45,290)
Total distributions to shareholders	—	(1,480,766)	(10,496)	(45,290)
Capital Transactions
Proceeds from shares sold:
Investor Class	19,568,886	36,364,801	—	—
Institutional Class	6,247,906	27,748,853	—	—
Proceeds from shares sold	—	—	192,928	141,352
Reinvestment of distributions:
Investor Class	—	1,194,633	—	—
Institutional Class	—	121,133	—	—
Cost of shares repurchased:
Investor Class	(16,801,130)	(79,703,269)	—	—
Institutional Class	(2,361,759)	(4,059,323)	—	—
Reinvestment of distributions	—	—	10,290	43,704
Cost of shares repurchased	—	—	(144,513)	(4,792,466)
Redemption fee proceeds – Investor Class	—	—	—	152
Net change in net assets from capital transactions	6,653,903	(18,333,172)	58,705	(4,607,258)
Total increase (decrease) in net assets	33,585,483	(5,677,463)	154,721	(4,818,493)
Net Assets
Beginning of period	159,331,424	165,008,887	2,330,248	7,148,741
End of period	$192,916,907	$159,331,424	$2,484,969	$2,330,248
Accumulated net investment income (loss)	$529,368	$(98,798)	$(19,665)	$(32,323)
Capital Share Activity
Shares sold:
Investor Class	525,531	1,155,255	—	—
Institutional Class	166,478	866,781	—	—
Shares sold	—	—	17,144	12,292
Shares issued on reinvestment:
Investor Class	—	34,799	—	—
Institutional Class	—	3,521	—	—
Shares issued on reinvestment	—	—	917	3,749
Shares redeemed:
Investor Class	(450,668)	(2,515,617)	—	—
Institutional Class	(63,710)	(123,439)	—	—
Shares redeemed	—	—	(12,911)	(419,569)
Net increase (decrease) in shares outstanding	177,631	(578,700)	5,150	(403,528)

† Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Alternative Energy Fund	June 30, 2017*		2016		2015	2014	2013	2012
Net asset value, beginning of period	$2.51		$3.03		$3.42	$3.99	$2.47	$2.92
Income from investment operations:
Net investment income (loss)	0.02		0.01		(0.03)	(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.21		(0.53	)(5)	(0.36)	(0.53)	1.55	(0.42)
Total from investment operations	0.23		(0.52)		(0.39)	(0.57)	1.51	(0.44)
Less distributions:
From net investment income	—		—		—	—	—	(0.01)
Total distributions	—		—		—	—	—	(0.01)
Redemption fee proceeds	—		—		— (1)	— (1)	0.01	— (1)
Net asset value, end of period	$2.74		$2.51		$3.03	$3.42	$3.99	$2.47
Total return	9.16	%(2)	(17.16)%		(11.40)%	(14.29)%	61.54%	(15.20)%
Ratios/supplemental data:
Net assets, end of period (millions)	$10.3		$10.2		$13.6	$15.2	$23.8	$13.0
Ratio of expenses to average net assets:
Before fee waived/recaptured	2.71	%(3)	2.60%		2.31%	2.06%	2.13%	2.32%
After fees waived/recaptured	1.98	%(3)	1.99%		1.98%	2.02%	2.00%	2.02%
After fees waived/recaptured excluding interest expense(4)	1.98	%(3)	1.98%		1.98%	1.98%	1.98%	1.98%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.58	%(3)	(0.38)%		(1.32)%	(0.74)%	(1.37)%	(1.11)%
After fees waived/recaptured	1.31	%(3)	0.23%		(0.99)%	(0.70)%	(1.24)%	(0.81)%
Portfolio turnover rate	11.67	%(2)	63.95%		28.67%	42.27%	60.20%	7.80%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  The Advisor reimbursed the Fund $16,892 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.004 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2017*		2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.50		$14.40	16.47	$16.33	$18.56	$16.23
Income from investment operations:
Net investment income	0.12		0.15	0.21	0.16	0.21	0.30
Net realized and unrealized gain (loss) on investments and foreign currency	3.40		1.17	(2.11)	0.15	(2.14)	2.28
Total from investment operations	3.52		1.32	(1.90)	0.31	(1.93)	2.58
Less distributions:
From net investment income	—		(0.22)	(0.17)	(0.17)	(0.30)	(0.25)
Total distributions	—		(0.22)	(0.17)	(0.17)	(0.30)	(0.25)
Redemption fee proceeds	0.01		—	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$19.03		$15.50	$14.40	$16.47	$16.33	$18.56
Total return	22.77	%(2)	9.20%	(11.56)%	1.91%	(10.38)%	15.89%
Ratios/supplemental data:
Net assets, end of period (millions)	$17.3		$15.5	$15.3	$19.7	$21.90	$44.90
Ratio of expenses to average net assets:
Before fees waived	2.21	%(3)	2.24%	1.98%	1.91%	1.87%	1.70%
After fees waived	1.98	%(3)	1.98%	1.98%	1.91%	1.87%	1.70%
After fees waived excluding interest expense(4)	1.98	%(3)	1.98%	1.97%	1.90%	1.85%	1.69%
Ratio of net investment income to average net assets:
Before fees waived	1.24	%(3)	0.75%	1.24%	0.90%	0.73%	1.56%
After fees waived	1.47	%(3)	1.01%	1.24%	0.90%	0.73%	1.56%
Portfolio turnover rate	7.62	%(2)	38.07%	8.64%	23.16%	7.43%	10.90%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Asia Pacific Dividend Builder Fund	June 30, 2017*		2016	2015	2014	2013	2012
Net asset value, beginning of period	$13.43		$12.79	$13.83	$12.95	$13.52	$11.23
Income from investment operations:
Net investment income	0.16		0.42	0.39	0.31	0.27	0.30
Net realized and unrealized gain (loss) on investments and foreign currency	2.44		0.71	(1.01)	0.85	(0.54)	2.31
Total from investment operations	2.60		1.13	(0.62)	1.16	(0.27)	2.61
Less distributions:
From net investment income	(0.20)		(0.49)	(0.42)	(0.28)	(0.30)	(0.32)
Total distributions	(0.20)		(0.49)	(0.42)	(0.28)	(0.30)	(0.32)
Redemption fee proceeds	0.01		— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$15.84		$13.43	$12.79	$13.83	$12.95	$13.52
Total return	19.46	%(2)	8.81%	(4.61)%	9.04%	(2.06)%	23.48%
Ratios/supplemental data:
Net assets, end of period (millions)	$5.9		$8.5	$7.3	$4.1	$4.3	$4.8
Ratio of expenses to average net assets:
Before fees waived	3.61	%(3)	3.14%	3.87%	3.91%	3.56%	3.57%
After fees waived	1.11	%(3)	1.11%	1.98%	1.99%	1.98%	1.98%
After fees waived excluding interest expense(4)	1.10	%(3)	1.10%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fees waived	0.01	%(3)	1.11%	0.36%	0.37%	0.39%	0.71%
After fees waived	2.51	%(3)	3.14%	2.25%	2.29%	1.97%	2.39%
Portfolio turnover rate	30.95	%(2)	30.91%	28.59%	15.76%	56.96%	10.19%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to December 31, 2015, the limit on operating expenses was 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2017*		2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.09		$19.50	$23.65	$30.86	$29.81	$26.58
Income from investment operations:
Net investment income	0.13		0.34	0.34	0.48	0.46	0.45
Net realized and unrealized gain (loss) on investments and foreign currency	4.40		0.26	(2.11)	(1.12)	1.45	3.37
Total from investment operations	4.53		0.60	(1.77)	(0.64)	1.91	3.82
Less distributions:
From net investment income	—		(0.27)	(0.45)	(0.45)	(0.43)	(0.59)
From net realized gain	—		(0.74)	(1.94)	(6.13)	(0.44)	—
Total distributions	—		(1.01)	(2.39)	(6.58)	(0.87)	(0.59)
Redemption fee proceeds	—	(1)	— (1)	0.01	0.01	0.01	— (1)
Net asset value, end of period	$23.62		$19.09	$19.50	$23.65	$30.86	$29.81
Total return	23.73	%(2)	2.95%	(7.58)%	(1.97)%	6.45%	14.42%
Ratios/supplemental data:
Net assets, end of period (millions)	$68.5		$58.2	$65.9	$85.6	$109.9	$152.0
Ratio of expenses to average net assets:
Before fees waived	1.62	%(3)	1.66%	1.54%	1.52%	1.53%	1.51%
After fees waived	1.62	%(3)	1.66%	1.54%	1.52%	1.53%	1.51%
After fees waived excluding interest expense(4)	1.62	%(3)	1.66%	1.53%	1.51%	1.52%	1.51%
Ratio of net investment income to average net assets:	1.20	%(3)	1.70%	1.23%	1.51%	1.27%	1.34%
Portfolio turnover rate	9.52	%(2)	28.02%	26.50%	15.11%	6.90%	3.85%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,				March 30, 2012(1) Through
Dividend Builder Fund	June 30, 2017*		2016	2015	2014	2013	December 31, 2012
Net asset value, beginning of period	$15.28		$14.75	$15.83	$15.64	$12.80	$12.50
Income from investment operations:
Net investment income	0.24		0.46	0.42	0.52	0.41	0.31
Net realized and unrealized gain (loss) on investments and foreign currency	1.64		0.54 (6)	(0.99)	0.26	3.35	0.30
Total from investment operations	1.88		1.00	(0.57)	0.78	3.76	0.61
Less distributions:
From net investment income	(0.23)		(0.47)	(0.46)	(0.47)	(0.45)	(0.31)
From net realized gain	—		—	(0.05)	(0.12)	(0.47)	—
Total distributions	(0.23)		(0.47)	(0.51)	(0.59)	(0.92)	(0.31)
Redemption fee proceeds	—		—	— (2)	— (2)	— (2)	—
Net asset value, end of period	$16.93		$15.28	$14.75	$15.83	$15.64	$12.80
Total return	12.34	%(3)	6.83%	(3.61)%	4.99%	29.77%	4.97	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$8.7		$7.8	$11.0	$5.2	$3.1	$1.8
Ratio of expenses to average net assets:
Before fees waived	2.15	%(4)	2.11%	1.77%	2.96%	5.47%	7.05	%(4)
After fees waived	0.68	%(4)	0.70%	0.68%	0.68%	0.68%	0.68	%(4)
After fees waived excluding interest expense(5)	0.68	%(4)	0.68%	0.68%	0.68%	0.68%	0.68	%(4)
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	1.53	%(4)	1.41%	1.76%	1.18%	(2.04)%	(3.02	)%(4)
After fees waived/recaptured	3.00	%(4)	2.82%	2.86%	3.46%	2.75%	3.35	%(4)
Portfolio turnover rate	8.69	%(3)	21.57%	24.94%	7.60%	24.88%	13.33	%(3)

*  Unaudited

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(6)  An affiliate of the Fund reimbursed the Fund $203.00 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.000 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Energy Fund	June 30, 2017*		2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.29		$18.54	$25.73	$32.45	$26.19	$25.72
Income from investment operations:
Net investment income	0.12		0.26	0.26	0.28	0.18	0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(3.66)		4.75	(7.20)	(6.66)	6.23	0.69
Total from investment operations	(3.54)		5.01	(6.94)	(6.38)	6.41	0.91
Less distributions:
From net investment income	—		(0.26)	(0.25)	(0.22)	(0.15)	(0.44)
From net realized gain	—		—	— (1)	(0.13)	—	—
Total distributions	—		(0.26)	(0.25)	(0.35)	(0.15)	(0.44)
Redemption fee proceeds	—		— (1)	— (1)	0.01	— (1)	— (1)
Net asset value, end of period	$19.75		$23.29	$18.54	$25.73	$32.45	$26.19
Total return	(15.20	)%(2)	27.04%	(26.97)%	(19.63)%	24.48%	3.53%
Ratios/supplemental data:
Net assets, end of period (millions)	$34.6		$49.0	$44.0	$62.90	$72.3	$90.3
Ratio of expenses to average net assets
Before fees waived	1.59	%(3)	1.53%	1.41%	1.30%	1.35%	1.35%
After fees waived	1.46	%(3)	1.45%	1.41%	1.30%	1.35%	1.35%
After fees waived excluding interest expense(4)	1.45	%(3)	1.45%	1.41%	1.30%	1.34%	1.34%
Ratio of net investment income to average net assets
Before fees waived/recaptured	0.91	%(3)	1.10%	1.07%	0.76%	0.77%	0.62%
After fees waived/recaptured	1.04	%(3)	1.18%	1.07%	0.76%	0.77%	0.62%
Portfolio turnover rate	5.54	%(2)	14.96%	15.70%	39.33%	8.19%	14.02%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Innovators Fund – Investor Class	June 30, 2017*		2016	2015		2014	2013	2012
Net asset value, beginning of period	$34.15		$31.47	$34.00		$30.65	$21.18	$17.72
Income from investment operations:
Net investment income	0.13		0.30	0.26		0.28	0.07	0.11
Net realized and unrealized gain (loss) on investments	5.54		2.69	(1.28	)(5)	3.57	9.52	3.42
Total from investment operations	5.67		2.99	(1.02)		3.85	9.59	3.53
Less distributions:
From net investment income	—		(0.31)	(0.24)		(0.26)	(0.12)	(0.07)
From net realized gain	—		—	(1.27)		(0.24)	—	—
Total distributions	—		(0.31)	(1.51)		(0.50)	(0.12)	(0.07)
Redemption fee proceeds	—		—	—	(1)	— (1)	— (1)	— (1)
Net asset value, end of period	$39.82		$34.15	$31.47		$34.00	$30.65	$21.18
Total return	16.60	%(2)	9.51%	(3.04)%		12.55%	45.29%	19.91%
Ratios/supplemental data:
Net assets, end of period (millions)	$158.9		$133.7	$164.9		$157.5	$50.7	$31.6
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.33	%(3)	1.35%	1.27%		1.26%	1.47%	1.51%
After fees waived/recaptured	1.24	%(3)	1.24%	1.27%		1.26%	1.47%	1.51%
After fees waived/recaptured excluding interest expense(4)	1.24	%(3)	1.24%	1.27%		1.26%	1.46%	1.50%
Ratio of net investment income to average net assets:
Before fees waived/recaptured	0.58	%(3)	0.71%	0.69%		1.25%	0.31%	0.49%
After fees waived/recaptured	0.67	%(3)	0.82%	0.69%		1.25%	0.31%	0.49%
Portfolio turnover rate	6.51	%(2)	31.25%	37.59%		14.40%	29.63%	6.02%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.24%, prior to December 31, 2015 the limit on operating expenses was 1.55%, excluding interest expense, related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  The Advisor reimbursed the Fund $10,554 for trade errors. As of December 31, 2015, the reimbursement amount represents $0.002 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

Global Innovators Fund – Institutional Class	Six Months Ended June 30, 2017*		Year Ended December 31, 2016	For the Period Ended December 31, 2015(1)
Net asset value, beginning of period	$34.20		$31.47	$31.47
Income from investment operations:
Net investment income	0.12		0.20	—
Net realized and unrealized gain on investments	5.61		2.88	—
Total from investment operations	5.73		3.08	—
Less distributions:
From net investment income	—		(0.35)	—
From net realized gain	—		—	—
Total distributions	—		(0.35)	—
Redemption fee proceeds	—		—	—
Net asset value, end of period	$39.93		$34.20	$31.47
Total return	16.72	%(2)	9.81%	0.00%
Ratios/supplemental data:
Net assets, end of period (millions)	$34.1		$25.7	$0.0
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.16	%(3)	1.38%	0.00%
After fees waived/recaptured	0.99	%(3)	0.99%	0.00%
After fees waived/recaptured excluding interest expense(4)	0.99	%(3)	0.99%	0.00%
Ratio of net investment income to average net assets:
Before fees waived/recaptured	0.75	%(3)	0.68%	0.00%
After fees waived/recaptured	0.92	%(3)	1.07%	0.00%
Portfolio turnover rate	6.51	%(2)	31.25%	0.00%

*  Unaudited

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Renminbi Yuan & Bond Fund	June 30, 2017*		2016	2015	2014	2013	2012
Net asset value, beginning of period	$11.03		$11.63	$12.42	$12.95	$12.71	$12.52
Income from investment operations:
Net investment income	0.11		0.19	0.63	0.32	0.28	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.39		(0.59)	(1.12)	(0.44)	0.38	0.36
Total from investment operations	0.50		(0.40)	(0.49)	(0.12)	0.66	0.48
Less distributions:
From net investment income	(0.05)		—	(0.27)	(0.41)	(0.42)	(0.29)
Return of capital	—		(0.20)	(0.03)	—	—	—
Total distributions	(0.05)		(0.20)	(0.30)	(0.41)	(0.42)	(0.29)
Redemption fee proceeds	—		— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$11.48		$11.03	$11.63	$12.42	$12.95	$12.71
Total return	4.54	%(2)	(3.52)%	(4.05)%	(0.92)%	5.26%	3.88%
Ratios/supplemental data:
Net assets, end of period (millions)	$2.5		$2.3	$7.1	$100.6	$94.2	$89.3
Ratio of expenses to average net assets:
Before fees waived/recaptured	4.49	%(3)	4.35%	1.05%	0.95%	0.97%	0.90%
After fees waived/recaptured	0.90	%(3)	1.00%	0.93%	0.90%	0.90%	0.90%
After fees waived/recaptured excluding interest expense(4)	0.90	%(3)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(1.61	)%(3)	(0.71)%	2.68%	2.49%	2.11%	1.05%
After fees waived/recaptured	1.98	%(3)	2.64%	2.80%	2.54%	2.18%	1.05%
Portfolio turnover rate	19.46	%(2)	13.00%	15.85%	28.29%	12.32%	9.19%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1

Organization

Guinness AtkinsonTM Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end management investment company. Currently, the Trust offers eight separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Builder Fund (the "Asia Pacific Dividend Builder Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), Guinness Atkinson Dividend Builder Fund (the "Dividend Builder Fund") and Guinness Atkinson Renminbi Yuan & Bond Fund (the "Renminbi Yuan & Bond Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. Except for the Dividend Builder Fund, each Fund is a non-diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Builder Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Dividend Builder Fund began operations on March 30, 2012. Each of the Funds is authorized to issue a single class of shares except for the Global Innovators Fund. The Global Innovators Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares. Institutional Class shares of the Global Innovators Fund commenced operations on December 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Global Innovators Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Builder Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund's investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the Renminbi, the currency of China of which the yuan is the unit. The Dividend Builder Fund's investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2

Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. ("GAAP").

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust's Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds' Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds' Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on forward foreign currency contracts held in each Fund.

C.  Restricted and Illiquid Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method. Expenses such as distribution and service fees, transfer agent fees and expenses with respect to the Global Innovators Fund, that are specific to individual share classes are accrued directly to the respective share class.

F.  Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate ("LIBOR"). Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

G.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Builder Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

H.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.  Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

  Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds' tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Builder Fund	1.00%
China & Hong Kong Fund	1.00%
Dividend Builder Fund	0.45%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limit	Expiration Date
Alternative Energy Fund	1.98%	June 30, 2018
Asia Focus Fund	1.98%	June 30, 2018
Asia Pacific Dividend Builder Fund	1.10%	June 30, 2018
China & Hong Kong Fund	1.98%	June 30, 2018
Dividend Builder Fund	0.68%	June 30, 2018
Global Energy Fund	1.45%	June 30, 2018
Global Innovators Fund – Investor Class	1.24%	June 30, 2018
Global Innovators Fund – Institutional Class	0.99%	June 30, 2018
Renminbi Yuan & Bond Fund	0.90%	June 30, 2018

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2017, the Advisor waived fees and absorbed expenses as follows:

Alternative Energy Fund	$36,977
Asia Focus Fund	19,059
Asia Pacific Dividend Builder Fund	74,713
Dividend Builder Fund	59,479
Global Energy Fund	26,584
Global Innovators Fund	90,833
Renminbi Yuan & Bond Fund	42,021
Total	$349,666

At June 30, 2017, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund	December 31, 2017	December 31, 2018	December 31, 2019	December 31, 2020	Total
Alternative Energy Fund	$8,860	$48,819	$74,816	$36,977	$169,472
Asia Focus Fund	—	—	39,307	19,059	58,366
Asia Pacific Dividend Builder Fund	79,713	88,425	147,701	74,713	390,552
Dividend Builder Fund	102,063	114,217	140,817	59,479	416,576
Global Energy Fund	—	—	38,343	26,584	64,927
Global Innovators Fund	—	—	203,998	90,833	294,831
Renminbi Yuan & Bond Fund	42,918	79,927	90,419	42,021	255,285

Mutual Fund Administration, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the six months ended June 30, 2017 are reported on the Statements of Operations.

Foreside Fund Services, LLC acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the six months ended June 30, 2017 are reported on the Statements of Operations.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the six months ended June 30, 2017 is shown in the table below. These amounts included any additional contributions to the deferred compensation plan and any appreciation (depreciation) on the underlying investments.

Alternative Energy Fund	$8,421
Asia Focus Fund	$13,557
Asia Pacific Dividend Builder Fund	$6,157
China & Hong Kong Fund	$28,112
Dividend Builder Fund	$3,279
Global Energy Fund	$13,624
Global Innovators Fund	$25,143
Renminbi Yuan & Bond Fund	$6,694

The fees paid to non-interested Trustees for the six months ended June 30, 2017 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Global Innovators Fund – Institutional Class shares do not participate in the Shareholder Servicing Plan.

The fees paid under the Shareholder Servicing Plan for the six months ended June 30, 2017 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the six months ended June 30, 2017 excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$1,183,545	$1,974,022
Asia Focus Fund	$1,264,570	$2,672,484
Asia Pacific Dividend Builder Fund	$1,892,426	$5,572,572
China & Hong Kong Fund	$6,058,004	$10,861,049
Dividend Builder Fund	$702,870	$857,239
Global Energy Fund	$2,272,225	$9,582,873
Global Innovators Fund	$17,068,637	$11,362,938
Renminbi Yuan & Bond Fund	$327,275	$684,632

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the six months ended June 30, 2017.

Note 6

Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund's investments. These inputs are summarized into three broad Levels as described below:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2017, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:
Energy	$4,248,938	$—	$—	$4,248,938
Industrial	4,305,936	—	—	4,305,936
Utilities	1,605,677	—	—	1,605,677
Total Investments, at value	10,160,551	—	—	10,160,551
Total Assets	$10,160,551	$—	$—	$10,160,551

Asia Focus Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks[1]:
Communications	$532,835	$—	$—	$532,835
Consumer, Cyclical	1,984,696	—	—	1,984,696
Consumer, Non-cyclical	3,232,733	—	—	3,232,733
Energy	990,638	—	—	990,638
Financial	3,560,015	—	—	3,560,015
Industrial	2,854,208	—	—	2,854,208
Technology	3,106,613	—	—	3,106,613
Utilities	1,054,336	—	—	1,054,336
Total Investments, at value	17,316,074	—	—	17,316,074
Total Assets	$17,316,074	$—	$—	$17,316,074

Asia Pacific Dividend Builder Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks[1]:
Communications	$159,175	$—	$—	$159,175
Consumer, Cyclical	1,118,492	—	—	1,118,492
Consumer, Non-cyclical	503,823	—	—	503,823
Energy	155,755	—	—	155,755
Financial	2,222,855	—	—	2,222,855
Industrial	1,018,319	—	—	1,018,319
Technology	640,184	—	—	640,184
Total Investments, at value	5,818,603	—	—	5,818,603
Total Assets	$5,818,603	$—	$—	$5,818,603

China & Hong Kong Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:
Communications	$6,021,995	$—	$—	$6,021,995
Consumer, Cyclical	15,768,184	—	—	15,768,184
Consumer, Non-cyclical	6,161,011	—	—	6,161,011
Energy	1,848,542	—	—	1,848,542
Financial	16,756,032	—	—	16,756,032
Industrial	12,207,189	—	—	12,207,189
Technology	8,053,637	—	—	8,053,637
Total Investments, at value	66,816,590	—	—	66,816,590
Total Assets	$66,816,590	$—	$—	$66,816,590

Dividend Builder Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:
Communications	$696,491	$—	$—	$696,491
Consumer, Cyclical	840,803	—	—	840,803
Consumer, Non-cyclical	3,392,829	—	—	3,392,829
Energy	211,241	—	—	211,241
Financial	1,214,179	—	—	1,214,179
Industrial	1,513,205	—	—	1,513,205
Technology	473,928	—	—	473,928
Total Investments, at value	8,342,676	—	—	8,342,676
Total Assets	$8,342,676	$—	$—	$8,342,676

Global Energy Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:
Energy	$33,806,902	$—	$—	$33,806,902
Industrial	262,547	—	—	262,547
Total Investments, at value	34,069,449	—	—	34,069,449
Total Assets	$34,069,449	$—	$—	$34,069,449

Global Innovators Fund

Assets Table	Level 1	Level 2*	Level 3**	Total
Investments, at value
Common Stocks:
Communications	$17,263,431	$—	$—	$17,263,431
Consumer, Cyclical	6,136,000	—	—	6,136,000
Consumer, Non-cyclical	30,197,937	—	—	30,197,937
Energy	5,986,173	—	—	5,986,173
Financial	13,316,298	—	—	13,316,298
Industrial	51,739,221	—	—	51,739,221
Technology	64,770,501	—	—	64,770,501
Total Investments, at value	189,409,561	—	—	189,409,561
Total Assets	$189,409,561	$—	$—	$189,409,561

Renminbi Yuan & Bond Fund

Assets Table	Level 1	Level 2	Level 3**	Total
Investments, at value
Corporate Bonds:
Energy	$—	$145,032	$—	$145,032
Financial	—	515,989	—	515,989
Government	—	508,337	—	508,337
Industrial	—	146,743	—	146,743
Technology	—	147,864	—	147,864
Total Investments, at value	—	1,463,965	—	1,463,965
Total Assets	$—	$1,463,965	$—	$1,463,965

*  The Fund did not hold any Level 2 securities at period end.

**  The Fund did not hold any Level 3 securities at period end.

1  Foreign securities traded in foreign exchanges may be adjusted due to a significant change in the value of U.S. traded securities, as measured by the S&P 500 Index.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 7

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the six months ended June 30, 2017 and did not have any outstanding forward contracts as of June 30, 2017.

Note 8

Tax Matters

As of June 30, 2017, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$13,694,483	$12,637,339	$4,974,276	$51,164,216
Gross tax unrealized appreciation	716,387	5,923,122	901,889	17,916,820
Gross tax unrealized (depreciation)	(4,250,320)	(1,244,387)	(57,560)	(2,264,446)
Net tax unrealized appreciation (depreciation)*	$(3,533,933)	$4,678,735	$844,329	$15,652,374
	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$6,963,060	$45,449,494	$152,048,207	$1,574,940
Gross tax unrealized appreciation	1,532,973	3,232,072	47,460,646	5,756
Gross tax unrealized (depreciation)	(153,357)	(14,612,116)	(10,099,290)	(116,731)
Net tax unrealized appreciation (depreciation)*	$1,379,616	$(11,380,044)	$37,361,356	$(110,975)

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2016, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
2017	$40,204,652	$—	$1,115,940	$—	$—	$—	$—	$—
2018	9,296,377	292,669	1,502,925	—	—	—	—	—
No Expiration Long-term	32,428,968	—	—	—	366,344	12,155,586	—	3,271,661
No Expiration Short-term	548,582	—	—	—	237,368	3,256,581	—	965,199
Total	$82,478,579	$292,669	$2,618,865	$—	$603,712	$15,412,167	$—	$4,236,860

For the year ended December 31, 2016, the Asia Focus Fund, and the Asia Pacific Dividend Builder Fund utilized capital loss carryforwards of $131,002, and $136,398, respectively

Under the enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 9

Recently Issued Accounting Pronouncements

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the Fund's financial statement disclosures and determined there is no effect.

Note 10

New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 11

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. This information is also available, without charge, by calling toll-free, (800) 915-6565.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 915-6565 (or contact your financial institution). The Trust will be sending you individual copies thirty days after receiving your request.

Board Consideration of and Continuance of the Trust's Investment Advisory Agreement

At an in-person meeting held on May 12, 2017, the Board of Trustees (the "Trustees" or the "Board") of Guinness Atkinson Funds (the "Trust") considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, the Dividend Builder Fund, the Global Energy Fund, the Global Innovators Fund, and the Renminbi Yuan & Bond Fund, and the Advisor.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services. The Board discussed the fees payable by each Fund under the Agreement and the services provided by the Advisor to each Fund, and the Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Advisor of the Funds' performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Advisor, including the background and experience of the Advisor's senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Advisor and its investment professionals, the Advisor's commitment to providing high quality services to the Funds, the Trustees' overall confidence in the Advisor's integrity and responsiveness to Trustee concerns, the Advisor's integrity as reflected in its adherence to compliance practices, and the Advisor's willingness and initiative in implementing changes designed to improve services to the Funds or reduce Fund expenses. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund's specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performances, Advisory Fees and Expenses. For each Fund and its peer group of Funds, the Trustees reviewed information compiled from Morningstar Inc. data regarding performance for periods ended March 31, 2017 and expense information as of March 31, 2017. The Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, data regarding the Funds' performance, including information about each Fund's performance in comparison to its peers and benchmarks, and analyses by the Advisor of the Fund's performance. The Trustees also considered the Funds' long-term performance records and the Advisor's continued efforts to improve the Funds' performance. The Trustees compared each Fund's performance, advisory fee and expenses with its peer group. The Trustees considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. The Trustees also considered the fees charged to other accounts managed by the Advisor that use similar investment styles, and noted that these accounts are not subject to the same regulatory constraints as the Funds and do not offer daily transactions. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund. (1) The Fund's advisory fee was lower than the median fee charged to the three pure alternative energy mutual funds in the Morningstar "Foreign Small/Mid Value" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers, noting that the Fund's total expenses were comparable to a peer fund of similar asset size; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2018; and (4) the Fund had outperformed the Wilderhill Clean Energy Index, one of its benchmark indices, for the three-, five- and ten-year periods; and underperformed the peer group median for the one-, three- five- and ten-year periods.

Asia Focus Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers, noting that the Fund's total expenses were lower than a peer fund of similar asset size; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2018; and (4) the Fund had outperformed the MSCI AC Far East Free ex Japan Index, its benchmark index, and its peer group median for the one- and three-year periods; and underperformed its benchmark and peer group median for the five- and ten-year periods.

Asia Pacific Dividend Builder Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were lower than the median expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2018; and (4) the Fund had outperformed the MSCI AC Pacific Ex-Japan Stock Index, one of its benchmark indices, for the three-, and five-year periods; outperformed the S&P 500 Index, the Fund's other benchmark index, for the one-year period; underperformed the MSCI AC Pacific Ex-Japan Stock Index for the one- and ten-year periods; underperformed the S&P 500 Index for the three-, five- and ten-year periods; outperformed its peer group median for the one-, three- and five-year periods; and underperformed its peer group median for the ten-year period.

China & Hong Kong Fund. (1) The Fund's advisory fee was equal to the median advisory fee charged to comparable mutual funds in the Morningstar "China Region" category; (2) the Fund's total expenses were slightly above the median expenses incurred by its peers but lower than those of five peer funds; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2018; and (4) the Fund had outperformed the Hang Seng Composite Index, its benchmark index; outperformed its peer group median for the one- and three-year periods; underperformed its benchmark index for the three-, five- and ten-year periods; and underperformed its peer group median for the five- and ten-year periods.

Global Energy Fund. (1) The Fund's advisory fee was equal to the median advisory fee charged to comparable mutual funds in the Morningstar "Equity Energy" category; (2) the Fund's total expenses were slightly higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2018; and (4) the Fund had underperformed the MSCI World Energy Index, one of its benchmark indices, for the one-, three- and five-year periods; underperformed the S&P 500 Index, the Fund's other benchmark index, for the one-, three-, five- and ten-year periods; underperformed its peer group median for the one- and three-year periods; and outperformed its peer group median for the five- and ten-year periods.

Global Innovators Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "U.S. Large Blend" category; (2) the Fund's total expenses were lower than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2018; and (4) the Fund had outperformed the MSCI World Index, one of its benchmark indices, and its peer group median for the one-, three-, five- and ten-year periods; outperformed the S&P 500 Index, another one of its benchmark indices, for the one- and five-year periods, and underperformed that index for the three- and ten-year periods.

Dividend Builder Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "World Stock" category; (2) the Fund's total expenses were at the low end of the expenses of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2018; and (4) the Fund had underperformed the MSCI World Index, its benchmark index, for the one-, three- and five-year periods; underperformed its peer group median for the one- and three-year periods; and outperformed its peer group median for the five-year period.

Renminbi Yuan and Bond Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "Emerging Markets Local Currency" category; (2) the Fund's total expenses were below the median expenses of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2018; and (4) the Fund had underperformed the iBoxx Hang Seng Markit Offshore RMB Index, its benchmark index, for the one-, three- and five-year periods; and had underperformed its peer group median for the one-period and outperformed its peer group median for the three- and five-year periods.

With respect to each Fund, the Board concluded that the Advisor's willingness to limit the Fund's expense ratio through June 30, 2018, would provide stability to the Fund's expenses during that period.

Costs of Services and Profitability. The Trustees considered the financial information provided by the Advisor, including the profitability of each Fund to the Advisor, the Advisor's profitability in general and the firm's retention of key personnel. The Trustees noted that the Advisor had waived a portion of its advisory fee for the Alternative Energy Fund, Asia Pacific Dividend Builder Fund, Global Innovators Fund, Dividend Builder Fund and the Renminbi Yuan and Bond Fund. The Trustees also considered the Advisor's efforts to lower the overall expenses for the Funds that have produced meaningful savings. The Board concluded that the profitability of each Fund to the Advisor, when positive, was reasonable.

Economies of Scale. The Trustees considered the size of each Fund and the Advisor's willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels and to use expense limitation agreements to reduce total expenses.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Advisor was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2018.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

This page is Intentionally Left Blank

Guinness AtkinsonTM Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman
Dr. Gunter Dufey
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher
Susan Penry-Williams

Contact Guinness AtkinsonTM Funds

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

Guinness AtkinsonTM Funds

Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Builder Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Dividend Builder Fund	402031 80 1	GAINX	1092
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund Investor Class	402031 30 6	IWIRX	1095
Global Innovators Fund Institutional Class	402031 88 4	GINNX	1095
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Foreside Fund Services, LLC, Portland, ME 04101 www.foreside.com

This report is intended for shareholders of the Guinness Atkinson(TM) Funds and is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2011.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: 9/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: 9/8/17

By	/s/ Rita Dam
Name: Rita Dam
Title: Treasurer
Date: 9/8/17